UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.               )

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IMMUCOR, INC. (Commission File No. 0-14820)
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMMUCOR, INC.
3130 Gateway Drive
P.O. Box 5625
Norcross, Georgia 30091-5625
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 16, 2005

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Shareholders (the “Meeting”) of Immucor, Inc. (the “Company”) will be held on Wednesday, November 16, 2005, at 1:30 p.m., local time, at the Atlanta Marriott Norcross, 475 Technology Parkway, Norcross, Georgia 30092 for the following purposes:

1.                To elect seven directors to serve a one-year term;

2.                 To consider and vote upon a proposal to approve the Immucor, Inc. 2005 Long -Term Incentive Plan;

3.                 To consider and vote upon a proposal to amend the Company’s Articles of Incorporation to increase the number of shares of Common Stock, par value $0.10, that the Company is authorized to issue from 60,000,000 to 120,000,000; and

4.                To transact such other business as properly may come before the Meeting or any adjournment thereof.

Information relating to the above matters is set forth in the Proxy Statement accompanying this Notice. Only holders of record of the Company’s Common Stock at the close of business on September 30, 2005 will be entitled to receive notice of and to vote at the Meeting or at any adjournment thereof.

A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the Proxy promptly in the enclosed envelope. If you attend the Meeting, you may, if you wish, revoke your Proxy and vote in person.

By Order of the Board of Directors,
/s/ PATRICK D. WADDY
PATRICK D. WADDY,
Secretary
September 28, 2005

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND THE MEETING AND VOTE IN PERSON.

IMMUCOR, INC.
3130 Gateway Drive
P.O. Box 5625
Norcross, GA 30091-5625

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
NOVEMBER 16, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Immucor, Inc. (“Immucor” or the “Company”) for use at the Annual Meeting of Shareholders (the “Meeting”) of the Company to be held on Wednesday, November 16, 2005, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of the Meeting. The expense of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company.

The Annual Meeting will be held at 1:30 p.m., local time, at the Atlanta Marriott Norcross, 475 Technology Parkway, Norcross, Georgia 30092. It is anticipated that this Proxy Statement and the accompanying Proxy will be first mailed to shareholders on or about October 12, 2005. A copy of the Company’s 2005 Annual Report is being mailed to the Company’s shareholders along with this Proxy Statement.

The record date for shareholders entitled to vote at the Meeting is the close of business on Friday, September 30, 2005. As of the close of business on September 2, 2005, the Company had approximately 45,576,295 shares outstanding and eligible to be voted of Common Stock, $0.10 par value (“Common Stock”), with each share entitled to one vote. There are no cumulative voting rights. The presence, in person or by proxy, of a majority of the shares of Common Stock outstanding on the record date is necessary to constitute a quorum at the Meeting.

If you complete and submit your proxy, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy card but do not fill out the voting instructions on the proxy card, the persons named as proxies will vote the shares represented by your proxy as follows:

• FOR the election of the nominees for director set forth in “Proposal 1: Election of Directors” on page 2;

• FOR the approval of the Immucor, Inc. 2005 Long -Term Incentive Plan (the “2005 Plan”); and

• FOR the amendment to the Company’s Articles of Incorporation to increase the number of shares of Common Stock, par value $0.10, that the Company is authorized to issue from 60,000,000 to 120,000,000.

In addition, if other matters come before the Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. Immucor has not received notice of other matters that may properly be presented at the Meeting. You may revoke your proxy at any time prior to the start of the Meeting by:  (1) submitting a later-dated proxy, (2) voting in person at the Meeting, or (3) delivering instructions to the Secretary of the Company at 3130 Gateway Drive, P.O. Box 5625, Norcross, GA 30091-5625.

The Meeting will be held if a quorum exists. The presence, in person or by proxy, of shareholders entitled to cast votes for a majority of the outstanding shares of Common Stock entitled to vote at the Meeting will constitute a quorum for the Meeting. For purposes of proposals requiring a plurality or a majority of the votes actually cast at the Meeting, broker non-votes (i.e., shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers) and abstentions will be counted only for purposes of determining whether a quorum is present at the Meeting. Therefore, broker non-votes and abstentions will not have any effect on the outcome of the vote for the election of directors, or the approval of the 2005 Plan. For purposes of proposals requiring the affirmative vote of a majority of the outstanding shares of Common Stock, such as the proposed amendment to the Company’s Articles of Incorporation, a broker non-vote or abstention will have the same effect as a vote against the matter being voted upon.

The affirmative vote of a plurality of the shares represented and voted at the Meeting shall be required for the election of directors. Shareholders of the Company do not have any right to cumulate their votes for the election of directors. The 2005 Plan will be approved if the votes cast in favor of approval of the 2005 Plan exceed the votes cast opposing approval of the 2005 Plan. The affirmative vote of a majority of the shares outstanding and entitled to vote at the Meeting is required for approval of the proposed amendment to the Company’s Articles of Incorporation.

PROPOSAL ONE:  ELECTION OF DIRECTORS

Election of Directors

At the Meeting, seven directors, constituting the entire board of directors of the Company (the “Board of Directors”), will be elected to hold office until the next annual meeting of shareholders (that is, until the annual meeting of shareholders held in the year 2006), or until their successors are duly elected and qualified.

Directors will be elected by a plurality of the shares present and voting at the meeting.  A plurality means that the seven nominees who receive the largest number of votes are elected as directors. Unless contrary instructions are given, the proxies will be voted for the nominees listed below. It is expected that these nominees will serve, but if for any unforeseen cause any of them should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxy, unless contrary instructions are given.

The following seven persons were nominated for reelection by the Board of Directors upon the recommendation of the Corporate Governance and Nominating Committee. Each of these seven nominees has agreed to be identified in this proxy statement and to serve if elected. The nominees, their ages, the years in which they began serving as directors and their business experience are set forth below. The Board has determined that Messrs. Bowers, Harris, Hoketsu, and Rosen are each “independent” as defined by the rules of the NASDAQ National Market.

			Director Since
Name	Age	Position with Company
Roswell S. Bowers	56	Director	2001
Dr. Gioacchino De Chirico	52	Director and President	1994
Ralph A. Eatz	61	Director and Senior Vice President—Chief Scientific Officer	1982
Edward L. Gallup	66	Chairman of the Board of Directors and Chief Executive Officer	1982
John A. Harris	54	Director	2003
Hiroshi Hoketsu	64	Director	2005
Joseph E. Rosen	62	Director	1998

Roswell S. Bowers has been a director of the Company since December 2001. Mr. Bowers has extensive experience in the financial services industry. He began his career in 1971 with Citizens & Southern National Bank, a predecessor of NationsBank and Bank of America. He held a variety of leadership positions in commercial, corporate and international banking during his career. He retired from Bank of America in 2001, where his most recent position was Executive Vice President and National Commercial Credit Process Executive. He has served on the Advisory Committee of Alliance Technology Ventures, an early-stage venture capital firm investing in communications technology, internet infrastructure and life science startups. Mr. Bowers is a past member of the Board of Trustees of Egleston Children’s Health Care System, Inc., the Board of Trustees of the Georgia Tech Alumni Association, the Board of Directors of the Georgia Tech School of Management and has served on numerous other civic boards and committees.

Dr.   Gioacchino De Chirico has been President of the Company since July 2003. He also served as Chief Executive Officer from April 2004 through October 2004. Prior to assuming his position as President, Dr. De Chirico served as the Company’s Director of European Operations since May 1998, and previous to that, as President of Immucor Italia S.r.l., a subsidiary of the Company, since February 1994. From 1989 until 1994, Dr. De Chirico was employed by Ortho Diagnostic Systems, Inc. as General Manager, Immunocytometry, with worldwide responsibility. Ortho Diagnostics is a diagnostics subsidiary of Johnson & Johnson that, among other things, produces and distributes blood banking reagents.

Ralph A. Eatz, who has worked in the blood banking reagent field for over 30 years, has been a director of the Company since its founding. Mr. Eatz served as Vice President—Operations of the Company since its founding until being appointed Senior Vice President—Operations in 1988. In July 2003, Mr. Eatz assumed his present position of Senior Vice President—Chief Scientific Officer.

Edward L. Gallup has been Chairman of the Board of Directors of the Company since its founding. Except for the period from April 2004 through October 2004, Mr. Gallup has also been the Chief Executive Officer of the Company. He also was the President of the Company until July 2003. Mr. Gallup continues to be employed by the Company and remains involved in the management of the Company. Mr. Gallup has worked in the blood banking business for over 35 years.

John A. Harris has been a director of the Company since August 2003. He is a retired financial executive. Mr. Harris has extensive health care experience having been in the industry since 1981. He also has extensive financial experience with 24 years as a financial executive. His most recent position was Executive Vice President, Finance and Strategic Planning and Treasurer for the Cerulean Companies/Blue Cross Blue Shield of Georgia, from February 1996 through March 2001, when Cerulean was acquired by Wellpoint Health Networks.

Hiroshi Hoketsu has been a director of the Company since April 2005. Mr. Hoketsu has extensive health care experience having been in the industry since 1967. His most recent position was President of Ortho-Clinical Diagnostics, K.K. in Japan; a responsibility he held from 1981 until his retirement in 2002.

Joseph E. Rosen has been a director of the Company since April 1998. He currently is Director—Business Development and Planning for BioLife Plasma Services. Previously, Mr. Rosen had been employed in various capacities at Sera-Tec Biologicals since its inception in 1969 and served as its president from 1986 until 2001. Mr. Rosen is currently serving as Chairman of the Board of the PPTA Source, the plasma collection industry trade group, and has been a member of the board of directors of several public and private health care companies. He has over 30 years of experience in the blood banking industry.

Executive Officers

Name	Age	Position with Company	Since
Edward L. Gallup	66	Chief Executive Officer	1982
Dr. Gioacchino De Chirico	52	President	2003
Ralph A. Eatz	61	Senior Vice President—Chief Scientific Officer	2003
Patrick D. Waddy	48	Vice President—Interim Chief Financial Officer and Secretary	2005
Didier L. Lanson	55	Director of European Operations	2003

Biographical information for certain Executive Officers not listed below is described above under “Election of Directors.”

Patrick D. Waddy has been Vice President—Interim Chief Financial Officer and Secretary since August 2005. He also has served as Vice President—Finance since August 2004. Mr. Waddy is also the President of Dominion Biologicals, Ltd., a position he has held since the Company’s acquisition of this subsidiary in December 1996. Mr. Waddy is a Chartered Accountant and has more than 17 years of financial management experience.

Didier L. Lanson has been Director of European Operations since July 2003. Mr. Lanson served as a director of the Company from October 1989 until July 2003, when he assumed his current position as Director of European Operations. Between July 2002 and July 2003, he served as a consultant for biotech and software companies. Between November 1999 and April 2002, he served as CEO of GenOdyssee S.A., an early-stage functional genomic company. From September 1992 until March 1999, he served first as Vice President, Europe and then Vice President Global Operations and International Affairs of SyStemix Inc., a Novartis company. SyStemix developed therapeutic products for diseases of the blood and immune system. From 1987 until April 1991, Mr. Lanson was a Director and the President and CEO of Diagnostics Transfusion (“DT”), a French corporation, which develops, manufactures and distributes reagent products.

There are no family relationships among any of the directors or executive officers of the Company.

For information concerning the number of shares of the Company’s Common Stock held by each nominee, see “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” below.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION
OF EACH OF THE NOMINEES WHOSE NAME APPEARS ABOVE AND PROXIES
EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY
INSTRUCTIONS ARE INDICATED THEREON.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of Common Stock of Immucor beneficially owned by (i) each director, (ii) each executive officer of the Company listed in the Summary Compensation Table in this Proxy statement, (iii) each person known to the Company to own more than 5% of the outstanding shares of Common Stock, and (iv) all of the executive officers and directors of the Company as a group. The information provided is as of September 2, 2005 except where indicated. Unless otherwise indicated, the address of each beneficial owner below is 3130 Gateway Drive, P.O. Box 5625, Norcross, GA 30091-5625.

Name of Beneficial Owner (and address for those owning more than five percent)	Amount and Nature of Beneficial Ownership of (1)		Percent of Class(1)
Roswell S. Bowers	53,905	(2)	*
Dr. Gioacchino De Chirico	274,217	(3)	*
Ralph A. Eatz	840,244	(4)	1.8%
Edward L. Gallup	572,602	(5)	1.2%
John A. Harris	26,062	(6)	*
Hiroshi Hoketsu	37,500		*
Joseph E. Rosen	45,550	(7)	*
Didier L. Lanson	46,406	(8)	*
Steven C. Ramsey	18,983	(9)	*
All directors and executive officers as a group (ten persons)	1,927,851	(10)	4.2%

      *  less than 1%.

  (1)       Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), a person is deemed to beneficially own shares of the Company’s Common Stock if that person has or shares “voting power,” which includes the power to vote or to direct the voting of a security, or “investment power,” which includes the power to dispose of or to direct the disposition of a security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. For purposes of this table, a person is also deemed to beneficially own any shares that such person has a right to acquire within sixty days of September 2, 2005, such as by the exercise of stock options, and any such Common Stock not presently outstanding shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

  (2)       Includes options to purchase 28,593 shares at an exercise price of $1.48 per share.

  (3)       Includes options to purchase 59,062 shares at an exercise price of $1.91, options to purchase 25,312 shares at an exercise price of $1.85, and options to purchases 189,843 shares at an exercise price of $1.33 per share.

  (4)       Includes options to purchase 21,262 shares at an exercise price of $1.91, options to purchase 278,437 shares at an exercise price of $1.85 and options to purchase 189,843 shares at an exercise price of $1.33 per share.

  (5)       Includes options to purchase 126,562 shares at an exercise price of $1.91, options to purchase 75,937 shares at an exercise price of $1.85, and options to purchase 189,843 shares at an exercise price of $1.33 per share.

  (6)       Includes options to purchase 25,312 shares at an exercise price of $6.77 per share.

  (7)       Includes options to purchase 37,968 shares at an exercise price of $1.33 per share.

  (8)       Consists of options to purchase 12,656 shares at an exercise price of $1.33 and options to purchase 33,750 shares at an exercise price of $6.22 per share.

  (9)       Includes options to purchase 18,983 shares at an exercise price of $1.33 per share. Mr. Ramsey served as the Company’s Vice President—Chief Financial Officer and Secretary until his resignation in August  2005.

(10)       Includes 2,401 shares and options to purchase 18,983 shares at an exercise price of $1.33 per share, which were beneficially owned by Mr. Waddy who was appointed Vice President—Interim Chief Financial Officer and Secretary in August 2005.

CORPORATE GOVERNANCE AND BOARD OF DIRECTOR
COMPENSATION, MEETINGS AND COMMITTEES

Board Meetings and Committees

The Board of Directors conducts its business through meetings of the Board and through committees established in accordance with the Company’s Bylaws. During the fiscal year ended May 31, 2005, the Board of Directors met eight times. Each Director attended at least 75% of the total of all meetings of the Board of Directors and any committee on which he served.

The Board of Directors had four committees during the fiscal year ended May 31, 2005: the Audit Committee, the Compensation Committee, the Stock Option Committee, and the Corporate Governance and Nominating Committee. During the fiscal year ended May 31, 2005, the duties of the Stock Option Committee were assumed by the Compensation Committee.

The Audit Committee is responsible for reviewing the Company’s financial statements with management and the independent registered public accounting firm prior to the publication of such statements, the selection and oversight of the Company’s independent registered public accounting firm, and the oversight of the Company’s internal control over financial reporting.  Messrs. Bowers, Harris and Rosen comprised the Company’s Audit Committee during the fiscal year ended May 31, 2005. The Board has determined that Mr. Harris is an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K.   Each member who served on the Audit Committee during the fiscal year ended May 31, 2005 is “independent” as defined by the standards of the NASDAQ National Market applicable to audit committee members. The Audit Committee performs its duties pursuant to a written Audit Committee Charter adopted by the Board of Directors.   The Audit Committee met eight times in the fiscal year ended May 31, 2005.

The Compensation Committee has responsibility over matters relating to compensation of executives, employees and non-employee directors of the Company, including reviewing the performance of management in achieving the Company’s goals and objectives and for setting the annual compensation of the Company’s executive officers. The Compensation Committee also has responsibility over matters relating to the Company’s equity incentive and other benefit plans, including the authority to grant stock options and other equity incentive awards to employees, directors and any other eligible individuals from time to time and to administer the Company’s various equity incentive plans. Duties related to the Company’s stock option plans were previously performed by a separate Stock Option Committee that was combined in January 2005 with the Compensation Committee. Messrs. Bowers and Rosen were members of the Compensation Committee during the fiscal year ended May 31, 2005, as was Dr. Mark Kishel prior to his resignation from the Board in August 2005, and Mr. Hoketsu became a member in September 2005. Messrs. Bowers and Rosen were members of the former Stock Option Committee. The Compensation Committee met three times during the fiscal year ended May 31, 2005, and the former Stock Option Committee met once.

The Board of Directors established a Corporate Governance and Nominating Committee in July 2004. The Corporate Governance and Nominating Committee is responsible for recommending to the full Board of Directors candidates for election to the Board, reviewing periodically the composition and structure of the Board, monitoring Board effectiveness, and for developing and overseeing the Company’s corporate governance guidelines. The Board has adopted a Corporate Governance and Nominating Committee charter, which is available on the Company’s website at www.immucor.com by scrolling over “About Us” and clicking on “Corporate Governance.”  The Corporate Governance and Nominating Committee will consider nominees proposed by shareholders. The Committee has not identified any specific, minimum qualifications or skills that it believes must be met by a nominee for director. It is the intent of the Committee to review from time to time the appropriate skills and characteristics of directors in the context of the current make-up of the Board and the requirements and needs of the Company at a given time. Given the current composition and stability and size of the Board of Directors and the Company, the fact that the director nominees are standing for re-election (with the exception of Mr. Hoketsu , who was appointed to fill a vacancy on the Board of Directors) and the fact that the Committee has received no nominee candidates from shareholders, the Committee has not considered other candidates for election at the upcoming Annual Meeting of Shareholders. Shareholders wishing to nominate a candidate for consideration at the Annual Meeting of Shareholders in 2006 should submit the nominee’s name, affiliation and other pertinent information along with a statement as to why such person should be considered for nomination. Such nominations should be addressed to the Corporate Governance and Nominating Committee in care of the Secretary of the Company and be received no later than 120 days before the date of the 2006 Annual Meeting of Shareholders. The Committee will evaluate any such nominees in a manner similar to that for all director nominees. The Corporate Governance and Nominating Committee consists of Mr. Harris and, prior to his resignation from the Board in August 2005, Dr. Kishel, each of whom is “independent” as defined by the standards of the NASDAQ National Market applicable to nominating committee members. The Board of Director is expected in the near future to appoint another member of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee met twice during the fiscal year ended May 31, 2005.

Shareholder Communications with the Board

Shareholders wishing to communicate with members of the Board of Directors or with a committee of the Board of Directors may send an email to boardofdirectors@immucor.com, indicating to which director or directors the email should be directed. Alternatively, shareholders may send a letter to the Secretary of the Company with instructions as to which committee(s) or director(s) is to receive the communication. The Company’s Secretary will forward the written communication to each member of the Board of Directors identified by the security holder or, if no individual director is identified, to all members of the Board of Directors.

Director Attendance at Annual Meetings of Shareholders

The Company’s policy is to request that each director attend the Company’s annual meeting of shareholders. All of the Company’s directors attended the 2004 Annual Meeting of Shareholders.

Report of the Audit Committee

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments on the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (United States) (including Statement on Auditing Standards No. 61). In addition, the Audit Committee has discussed with the independent registered public accounting firm their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board (including Independence Standards Board Standard No. 1), and has considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with maintaining their independence.

The Audit Committee discussed with the Company’s internal audit representatives and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee met with the internal audit representatives and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended May 31, 2005 for filing with the Securities and Exchange Commission. The Audit Committee has also recommended, and the Board of Directors has approved, the selection of the Company’s independent registered public accounting firm.

Roswell S. Bowers, Chair
John A. Harris
Joseph E. Rosen

September 2, 2005

Compensation Committee Interlocks and Insider Participation

The Compensation Committee has responsibility over all matters relating to executive compensation.  The Compensation Committee determines the annual compensation of the Company’s executive officers, including all stock option and other equity incentive awards. Duties related to the Company’s stock option plans were previously performed by a separate Stock Option Committee that was combined in January 2005 with the Compensation Committee. Messrs. Bowers and Rosen were members of the Compensation Committee during the fiscal year ended May 31, 2005, as was Dr. Kishel prior to his resignation from the Board in August 2005, and Mr. Hoketsu became a member in September 2005. Messrs. Bowers and Rosen were members of the former Stock Option Committee. At the request of the Board of Directors, the Company’s interim Chief Financial Officer and Vice President of Human Resources attend meetings of the Compensation Committee, although they do not participate in deliberations. None of Messrs. Bowers and Rosen or Dr. Kishel is, nor have ever been, officers or employees of the Company.

During the last fiscal year, no executive officer of the Company served either as:  (1) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the Company; (2) a director of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the Company; or (3) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

Executive Compensation

The following table sets forth the compensation earned by each of the Company’s executive officers for services rendered in all capacities to the Company for the last three fiscal years.

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus and 401(k) contributions (1)	Other Annual Compensation (2)	Securities Underlying Options (3)
Edward L. Gallup	2005	$350,844	$—	$42,840	—
Chairman of the Board and	2004	329,500	—	36,550	56,250
Chief Executive Officer	2003	279,616	—	49,340	—
Dr. Gioacchino De Chirico	2005	375,032	37,293	41,604	—
President	2004	309,650	25,399	25,602	56,250
	2003	270,833	—	16,625	—
Ralph A. Eatz	2005	340,048	8,803	34,168	—
Senior Vice President—Chief	2004	319,361	6,379	34,168	56,250
Scientific Officer	2003	271,300	6,441	32,960	—
Steven C. Ramsey (4)	2005	250,317	8,570	2,500	—
Vice President—Chief Financial	2004	237,265	7,118	2,500	22,596
Officer and Secretary	2003	218,345	5,165	2,500	—
Didier L. Lanson	2005	264,270	51,299	12,137	—
Director of European Operations	2004	174,848	8,258	9,092	95,625
	2003	—	—	—	—

(1)          Represents amounts the Company contributed to the 401(k) retirement plan on behalf of the named executive officers. Also includes in 2005 $25,000 relocation assistance paid to Dr. De Chirico and $17,427 in contributions to a French retirement plan on behalf of Mr. Lanson, as well as a bonus of $33,872 awarded to Mr. Lanson. Includes in 2004 $25,000 in relocation assistance paid to Dr. De Chirico and $8,258 in contributions to a French retirement plan on behalf of Mr. Lanson.

(2)          Includes the value of life insurance premiums and an allowance for automobile expenditures for each of the above named executive officers as follows:  For 2005—for Dr. De Chirico and Messrs. Gallup,

Eatz, Ramsey, and Lanson life insurance premiums of $32,004, $33,240, $24,568, $2,500, and $2,537, respectively, and an allowance for automobile expenditures for Dr. De Chirico and Messrs. Gallup, Eatz and Lanson of $9,600 each. For 2004—for Dr. De Chirico and Messrs. Gallup, Eatz, Ramsey, and Lanson life insurance premiums of $16,002, $26,950, $24,568, $2,500, and $1,892, respectively, and an allowance for automobile expenditures for Dr. De Chirico and Messrs. Gallup and Eatz of $9,600 each and for Mr. Lanson of $7,200. For 2003—for Dr. De Chirico and Messrs. Gallup, Eatz, and Ramsey, life insurance premiums of $7,025, $39,740, $23,360, and $2,500, respectively, and an allowance for automobile expenditures for Dr. De Chirico and Messrs. Gallup and Eatz of $9,600 each.

(3)          Includes stock options granted for each of the above named officers as follows:  For 2005—No options were granted to executive officers during the fiscal year. For 2004—for Dr. De Chirico and Messrs. Gallup and Eatz, options granted to purchase 56,250 shares; for Mr. Ramsey, options granted to purchase 22,596 shares; and for Mr. Lanson, options granted to purchase 95,625 shares. For 2003—No options were granted to executive officers during the fiscal year.

(4)          Mr. Ramsey resigned as the Company’s Vice President—Chief Financial Officer and Secretary in August 2005.

Option Holdings

The table below presents information concerning option exercises during the past fiscal year and the value of unexercised options held as of the end of the fiscal year by each of the individuals listed in the Summary Compensation Table.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTIONS

	Shares Acquired On	Value	Number of Securities Underlying Unexercised Options at May 31, 2005		Value of Unexercised In-the-Money Options at May 31, 2005(1)
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Edward L. Gallup	—	$—	392,342	119,532	$12,511,495	$3,405,181
Dr. Gioacchino De Chirico	—	$—	274,217	119,532	$8,776,062	$3,405,181
Ralph A. Eatz	—	$—	489,542	119,532	$15,594,874	$3,405,181
Steven C. Ramsey (2)	—	$—	18,983	52,879	$610,816	$1,435,759
Didier L. Lanson	—	$—	12,656	108,282	$407,232	$2,933,817

(1)          Based on the amount that the closing price as reported by NASDAQ exceeds the exercise price for the Common Stock at the end of the fiscal year. The closing price on May 31, 2005 was $33.51 per share.

(2)          Mr. Ramsey resigned as the Company’s Vice President—Chief Financial Officer and Secretary in August 2005.

Employment Contracts, Termination of Employment and Change of Control Arrangements

The Company has written employment agreements with its four current named executive officers, Dr. De Chirico and Messrs. Gallup, Eatz, and Lanson. The Company also has an employment agreement with its interim Chief Financial Officer, Mr. Waddy.

The agreement with Dr. De Chirico was entered into on December 1, 2003, and amended May 1, 2004. The agreement provides a base salary for Dr. De Chirico of $375,000 and renews for a period of five years from each anniversary date unless sooner terminated. If the Company terminates his employment without cause, then he would continue to be compensated at a rate equal to his average annual compensation for the remainder of the five year period, as renewed. “Cause” is defined generally to include dishonesty, an act of defalcation, continuing inability or refusal to perform reasonable duties assigned to him, and moral turpitude. If Dr. De Chirico terminates his own employment within 60 days after a change of control, or if the Company terminates his employment within two years after a change of control, the Company must pay him a lump sum equal to five times his average annual compensation, plus certain additional amounts if such payments subject him to a federal excise tax under Section 4999 of the Internal Revenue Code, and he may also be entitled to outplacement assistance. If there is an change of control (whether or not Dr. De Chirico’s employment terminates), all of his stock options will immediately vest and become exercisable in full for the remainder of the terms of those options.

The Company entered into employment agreements with Messrs. Gallup and Eatz on May 1, 2004. Each agreement is for a two-year term, unless sooner terminated. The agreements provide base salaries for Mr. Gallup and Mr. Eatz ($351,488 and $340,672, respectively, at May 31, 2005). If the Company terminates the employment of Mr. Gallup or Mr. Eatz without cause (as defined above), then the terminated executive would continue to be compensated at a rate equal to his average annual compensation (that is, his base salary plus average bonus over the last two years) for the remainder of the two year period, and such amounts would be paid over such period of time rather than in a lump sum. If there is a change of control of the Company, and either Mr. Gallup or Mr. Eatz terminates his own employment within 60 days after the change of control, or the Company terminates either of them during the term of the agreement, then the Company instead must pay the terminated executive a lump sum equal to five times his average annual compensation, plus certain additional amounts to compensate him if such payments subject him to a federal excise tax under Section 4999 of the Internal Revenue Code. If Mr. Gallup’s or Mr. Eatz’s employment terminates for any reason other than for Cause, or if there is an change of control (whether or not his employment terminates), all of his stock options will immediately vest and become exercisable in full for the remainder of the terms of those options. Each of Mr. Gallup and Mr. Eatz  is required under his agreement to work a minimum of one-half of a normal work schedule.

The Company entered into an employment agreement with Mr. Lanson on July 28, 2003. This agreement is for a one-year term and automatically renews for additional one-year terms, unless sooner terminated. The agreement currently provides a base salary for Mr. Lanson of $200,000. If the Company terminates his employment without cause (as defined above), then he would continue to be compensated at a rate equal to his average annual compensation for the remaining term of the agreement. If Mr. Lanson terminates his own employment within 60 days after a change of control, or if the Company terminates his employment within two years after a change of control, the Company must pay Mr. Lanson a lump sum equal to two times his average annual compensation, and he may also be entitled to outplacement assistance. If there is an change of control (whether or not Mr. Lanson’s employment terminates), all of his stock options will immediately vest and become exercisable in full for the remainder of the terms of those options.

The Company entered into an employment agreement with Mr. Waddy on October 13, 1998. This agreement is for a one-year term and automatically renews for additional one-year terms, unless sooner terminated. The agreement currently provides a base salary for Mr. Waddy of $221,672. If the Company terminates his employment without cause (as defined above), then he would continue to be compensated at a rate equal to his average annual compensation for the remaining term of the agreement. If Mr. Waddy terminates his own employment within 60 days after a change of control, or if the Company terminates his employment after a change of control, the Company must pay Mr. Waddy a lump sum equal to two times his average annual compensation, and he may also be entitled to outplacement assistance. If there is an change of control (whether or not Mr. Waddy’s employment terminates), all of his stock options will immediately vest and become exercisable in full for the remainder of the terms of those options.

The Company’s agreement to compensate these executives in connection with a change of control is designed to secure for the Company such executives’ time and attention to help negotiate the best deal for the Company and its shareholders in the event of a change of control without such executives being distracted by the effects of such change of control upon their own financial interests. All of these agreements contain covenants prohibiting these executives from disclosing confidential information and from competing with the Company, both during and for specified periods after the termination of employment.

The Company entered into an employment agreement with Steven C. Ramsey, the Company’s former Chief Financial Officer, on October 13, 1998. On August 24, 2005, the Company accepted Mr. Ramsey’s resignation. As a result, Mr. Ramsey’s employment agreement was terminated effective August 24, 2005.

Compensation Committee Report

Executive Officer Compensation

The Compensation Committee has responsibility over matters relating to compensation of executives, employees and non-employee directors of the Company, including reviewing the performance of management in achieving the Company’s goals and objectives and for setting the annual compensation of the Company’s executive officers. The Compensation Committee also has responsibility over matters relating to the Company’s equity incentive and other benefit plans, including the authority to grant stock options and other equity incentive awards to employees, directors and any other eligible individuals from time to time and to administer the Company’s various equity incentive plans. Duties related to the Company’s stock option plans were previously performed by a separate Stock Option Committee that was combined in January 2005 with the Compensation Committee. Messrs. Bowers and Rosen were members of the Compensation Committee during the fiscal year ended May 31, 2005, as was Dr. Mark Kishel prior to his resignation from the Board in August 2005, and Mr. Hoketsu became a member in September 2005. Mr. Rosen became Chairman of the committee upon Dr. Kishel’s resignation. Messrs. Bowers and Rosen were members of the former Stock Option Committee. The Compensation Committee believes the Board must act on the shareholders’ behalf when establishing executive compensation programs, and the Compensation Committee has developed a compensation policy which is designed to attract and retain qualified key executive officers critical to the Company’s overall long-term success. As a result, the Compensation Committee develops a base salary, bonus incentive, and other long-term incentive compensation plans for its executive officers.

Base Salary.   The base salaries for the executive officers are governed by the terms of their employment agreements. See “Employment Contracts, Termination of Employment and Change of Control Arrangements” above. The employment agreements contain the general terms of each officer’s employment and establish the minimum compensation that such officers are entitled to receive, but do not prohibit, limit or restrict these officers’ ability to receive additional compensation from the Company, whether in the form of base salary, bonus, stock options or otherwise. In determining whether the base salaries of the executive officers should be increased, the Compensation Committee considers numerous factors including the qualifications of the executive officer and the amount of relevant individual experience the executive officer brings to the Company, the financial condition and results of operations of the Company, and the compensation necessary to attract and retain qualified management.

The Compensation Committee awarded an average five percent (5%) merit increase in the base salaries of all executive officers except for Dr. De Chirico in June 2004. Dr. De Chirico was not eligible for a merit increase in June 2004 as he had already received an increase within the twelve months prior to June 2004. The Compensation Committee awarded a three percent (3%) merit increase in the base salaries of the executive officers in December 2003. An average four percent (4%) merit increase in the base salaries of the executive officers was awarded in December 2002. In December 2002, the

Compensation Committee also made a one-time adjustment for Dr. De Chirico and Messrs. Gallup, Eatz and Ramsey to bring their compensation in line with companies of similar market capitalization.

Incentive Bonus.   Each year the Compensation Committee recommends to the Board of Directors an incentive cash bonus pool to be paid to the Company’s executive officers, as well as all other managers within the Company, based upon the Company’s operating results. The amount of the bonus pool varies from year to year at the discretion of the Compensation Committee. No bonuses were paid to any executive officer serving as such for the fiscal years ended May 31, 2005, 2004 and 2003, with the exception of Mr. Lanson who was awarded a bonus of $33,872 for fiscal year ended May 31, 2005.

Long-Term Incentives.   Currently, the Company’s stock option program is the Company’s primary long-term incentive plan for executive officers and other key employees. If the 2005 Plan is approved by the Company’s shareholders, then the Compensation Committee will have available a range of other long-term incentives, including SARs, restricted stock, deferred stock, and stock-based and cash-based long-term performance awards. The Compensation Committee reviews the financial performance of the Company, such as increases in income from operations and earnings per share, in determining whether awards should be granted, the type and number of awards to be granted, and the number of options and other awards that can be granted to executive officers as a group. The Compensation Committee then determines the type and number of awards to be granted to individual executive officers. In this way, the long-term compensation of executive officers and other key employees are aligned with the interests of the Company’s shareholders. As a result, each key individual is provided a significant incentive to manage the Company’s performance from the perspective of an owner of the business with an equity stake. The number of shares subject to each option grant is based upon the executive officer’s tenure, level of responsibilities and position within the Company. Stock options are granted at market price and will only increase in value if the Company’s stock price increases. In addition, all stock option grants require various periods of minimum employment beyond the date of the grant in order to exercise the option. Dr. De Chirico and Messrs. Gallup and Eatz each received in fiscal 2004 options to purchase 56,250 shares of Common Stock. Mr. Ramsey received in fiscal 2004 options to purchase 22,596 shares of Common Stock. No stock options were granted to any executive officer during the fiscal years ended May 31, 2005 and 2003.

Chief Executive Officer Compensation

In establishing the compensation of Mr. Gallup, including his base salary, stock options, and share of any bonus pool, the Compensation Committee considered the Company’s short-term and long-term goals, past compensation practices, comparative peer data and competitive market guidelines for the position, taking into account that Mr. Gallup was one of the founders of the Company, has been Chairman of the Board of Directors, President and Chief Executive Officer of the Company since 1982, and has worked in the blood banking business for over 35 years.  Dr. De Chirico succeeded Mr. Gallup as President of the Company in July 2003 and as Chief Executive Officer in April 2004. Mr. Gallup resumed his position as Chief Executive Officer in November 2004. The Compensation Committee believes the salaries paid and the options granted to Mr. Gallup and Dr. De Chirico will help align their respective interests with those of the Company and its shareholders. Mr. Gallup and Dr. De Chirico each received in fiscal 2004 options to purchase 56,250 shares of Common Stock; no bonuses were earned by either in fiscal 2004. No bonus was earned by, or options granted to, Mr. Gallup and Dr. De Chirico for fiscal years 2005 and 2003.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code limits, with certain exceptions, the Company’s corporate tax deduction for compensation paid to certain officers of the Company to no more than $1,000,000 per executive per year. Given the current level of compensation paid to the executive officers of the Company, the Company has not needed to address Section 162(m).

Compensation Committee Members
Roswell S. Bowers
Hiroshi Hoketsu
Joseph E. Rosen

Performance Graph

The following performance graph compares the cumulative total shareholder return on an investment of $100 in the Common Stock of the Company for the last five fiscal years with the total return of the S & P 500 and a Peer Group Index for the Company’s last five fiscal years. With the acquisition of Gamma Biologicals, Inc. during fiscal year ended May 31, 1999, the only other public company engaged in the blood bank reagent business is Johnson & Johnson through its Ortho-Clinical Diagnostics business unit. Due to the size and diversity of Johnson and Johnson, the Company does not believe it to be a true peer. For this reason, the Peer Group Index includes Xtrana, Inc., Biosite, Inc., and Meridian Bioscience, Inc., which the Company considers peers because they are medical technology companies without large pharmaceutical operations.

Compensation of Directors

Members of the Board of Directors, who are not also executive officers of the Company, receive an annual retainer of $15,000, $2,500 per meeting, and are reimbursed for all travel expenses to and from meetings of the Board. Except for the Audit Committee, committee members do not receive compensation for committee meetings attended. The Audit Committee Chair is paid an additional $15,000 annual retainer; the other Audit Committee members are each paid an additional $10,000 annual retainer. Mr. Harris was paid an additional $10,000 as the Audit Committee member who has supervised the internal investigation regarding activities in the Company’s Italian subsidiary. In addition, the Company provides each of the non-employee directors a grant of an option to purchase shares of the Company’s Common Stock upon their election as a director at the stock’s then current fair market value, and at the direction of the Board, they may receive additional options. The amount of shares subject to the option is determined at the time of the grant. Stock options to purchase 11,250 shares at an option price of $30.05 were granted to Mr. Hoketsu upon his appointment to the Board of Directors in fiscal 2005. Stock options to purchase 50,625 shares at an option price of $6.77 were granted to Mr. Harris upon his appointment to the Board of Directors in fiscal 2004. In addition, Dr. De Chirico and Messrs. Gallup and Eatz each received in fiscal 2004 options to purchase 56,250 shares of the Company’s Common Stock; Messrs. Rosen, Bowers, and Harris each received in fiscal 2004 options to purchase 16,875 shares of the Company’s Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and regulations of the Securities and Exchange Commission thereunder require the Company’s executive officers and directors and persons who own more than ten percent of the Company’s Common Stock, as well as certain affiliates of such persons, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and persons owning more than ten percent of the Company’s Common Stock are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such reports received by it and written representations that no other reports were required for those persons, the Company believes that, during the fiscal year ended May 31, 2005, all filing requirements applicable to its executive officers, directors and owners of more than ten percent of the Company’s Common Stock were met.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders*	2,549,280	$7.30	886,844
Equity compensation plans not approved by security holders**	1,624,990	$1.67	214,590
Total	4,174,270	$5.11	1,101,434

*                    Includes the Company’s 1998 and 2003 Stock Option Plans

**             Includes the Company’s 1990 and 1995 Stock Option Plans

The Company has various stock option plans that authorize the Company’s Stock Option Committee to grant employees, officers and directors options to purchase shares of the Company’s Common Stock. Exercise prices of stock options are determined by the Compensation Committee and have been the closing price of the Common Stock on the date of the grant, except those awarded to new hires. For new hires, the option grants are effective the day the new hire begins work, and the exercise price has been the closing price on the day before grant. If approved by shareholders, the 2005 Plan will replace the Company’s existing stock option plans, which will be frozen and will remain in effect only to the extent of awards outstanding under these plans as of November 16, 2005. No future awards under the Company’s existing stock option plans will be made if the 2005 Plan is approved.

The Company’s 1990 Stock Option Plan authorizes the grant of options to employees, officers and directors for up to 3,796,875 shares of the Company’s Common Stock. Options to purchase 71,547 shares remain available for future grants under this plan. Options granted under this plan generally have 10-year terms and generally the option becomes exercisable with respect to 50% of the shares after two years of employment, becomes exercisable with respect to an additional 25% of the shares after three years of employment, and becomes exercisable with respect to the remaining 25% of the shares after four years of continued employment following the date of grant.

The Company’s 1995 Stock Option Plan authorizes the grant of options to employees, officers and directors for up to 5,352,186 shares of the Company’s Common Stock. Options to purchase 143,043 shares remain available for future grants under this plan. Options granted under this plan generally have 10-year terms and generally the option becomes exercisable with respect to 50% of the shares after two years of employment, becomes exercisable with respect to an additional 25% of the shares after three years of employment, and becomes exercisable with respect to the remaining 25% of the shares after four years of continued employment following the date of grant.

The Company’s 1998 Stock Option Plan authorizes the grant of options to employees, officers and directors for up to 5,062,500 shares of the Company’s Common Stock. Options to purchase 316,263 shares remain available for future grants under this plan. Options granted under this plan generally have 10-year terms and generally the option becomes exercisable with respect to 50% of the shares after two years of employment, becomes exercisable with respect to an additional 25% of the shares after three years of employment, and becomes exercisable with respect to the remaining 25% of the shares after four years of continued employment following the date of grant.

The Company’s 2003 Stock Option Plan authorizes the grant of options to employees, officers and directors for up to 1,650,000 shares of the Company’s Common Stock. Options to purchase 570,581 shares remain available for future grants under this plan. Options granted under this plan have 10-year terms and vest and become fully exercisable 50% at the end of two years, 25% at the end of three years, and 25% at the end of four years of continued employment.

The foregoing option data is as of May 31, 2005, the end of our most recently completed fiscal year.

PROPOSAL TWO: APPROVAL OF IMMUCOR, INC. 2005 LONG - TERM INCENTIVE PLAN

At the Meeting, shareholders will be asked to approve the Immucor, Inc. 2005 Long-Term Incentive Plan (the “2005 Plan”). If approved by shareholders, the 2005 Plan will replace the Immucor, Inc. 2003 Stock Option Plan (“2003 Plan”), which will be frozen and will remain in effect only to the extent of awards outstanding under the 2003 Plan as of November 16, 2005. The Company’s Board of Directors unanimously approved the 2005 Plan on August 23, 2005 and directed that it be submitted to the shareholders for approval at the Meeting. The following is a summary of the 2005 Plan. The full text of the 2005 Plan is attached as Appendix A to this document. This summary does not purport to be a complete statement of the principal terms of the 2005 Plan, and is subject to and qualified in its entirety by reference to the full text of the 2005 Plan. You are encouraged to read the 2005 Plan in its entirety.

Introduction

The Company has historically utilized only stock options as incentives to attract and retain employees, executives and directors. The Board of Directors has recognized the value of having the ability to offer a variety of incentive vehicles, including stock appreciation rights (“SARs”), restricted stock, deferred stock, and performance awards as well as stock options.

The purposes of the 2005 Plan are to foster and promote the long-term financial success of the Company and materially increase shareholder value by motivating performance through incentive compensation. The 2005 Plan also is intended to encourage participant ownership in the Company, attract and retain talent, and enable participants to participate in the long-term growth and financial success of the Company. In addition, the 2005 Plan provides the ability to make awards linked to the profitability of the Company’s businesses and increases in shareholder value.

The 2005 Plan authorizes the grant of incentive and nonqualified stock options, SARs, restricted stock, deferred stock, and stock-based and cash-based long-term performance awards (referred to respectively as “Performance Shares” and “Performance Units,” and collectively as “Performance Awards”), all of which are collectively referred to as “Awards.” Awards of any type may be granted on a stand alone, combination or tandem basis. The Compensation Committee administers the 2005 Plan and determines the individuals to whom Awards are to be made and all terms and conditions of the Awards.

Common Stock Available for Issuance; Limitation on Awards

Subject to adjustment for stock splits, stock dividends, recapitalizations and similar corporate transactions, the maximum number of shares of the Company’s common stock (“Common Stock”) as to which Awards may be granted under the 2005 Plan as of any date shall be 2,400,000. Subject to the same adjustment, the maximum number of shares that may be used for Awards other than stock options less the number of any SARs awarded shall be 1,200,000. The maximum number of shares that may be used for grants of stock options is 1,200,000. If any Award is forfeited, cancelled, expires, or otherwise terminated without delivery of shares to the participant or with the return of shares previously delivered, or if shares are received by the Company in connection with the exercise of an Award, will, in the Compensation Committee’s discretion, again be available for distribution in connection with Awards under the 2005 Plan.

Eligible Participants

Any employees of the Company and its affiliates, including officers and employees who may also be directors of the Company, may participate in the 2005 Plan. Non-employee members of the Company’s Board of Directors are also eligible to participate in the 2005 Plan. Consultants and advisors to the Company or its affiliates are also eligible to receive awards (other than incentive stock options) under the 2005 Plan. It is anticipated, however, that most awards under the 2005 Plan would be made to the Company’s senior officers, managers, and technical and professional personnel. As mentioned above, the Compensation Committee decides who will be issued Awards and on what terms.

Types of Awards

The 2005 Plan authorizes the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, deferred stock, Performance Shares, and Performance Units, any of which may be granted on a stand alone, combination or tandem basis.

Stock Options. Stock options represent the right to purchase shares of Common Stock during specified time periods at a specified price. Stock options may be in the form of incentive stock options, qualifying under Section 422 of the Internal Revenue Code 1986, as amended (the “Code”), or nonqualified stock options. The Code accords incentive stock options certain special tax attributes. The per-share exercise price of any options granted under the 2005 Plan will be not less than 100% of the fair market value of the Common Stock on the date of grant (defined as the closing market price of the Common Stock on the date of grant). No options granted under the 2005 Plan will be exercisable more than ten years after the date of grant. The Compensation Committee will determine the vesting provisions, the time or times at which an option may be exercised, the method of exercise, the form of payment of the exercise price, and other specific terms of each option.

Stock Appreciation Rights. SARs represent the right to receive shares of Common Stock with a value equal to the difference between the fair market value of the Award on the date of exercise and the Award’s exercise price. The duration and other specific terms of each SAR will be determined by the Compensation Committee. The exercise price per share of Common Stock covered by a SAR shall not be less than 100% of the fair market value of the Common Stock on the date of grant.

Restricted Stock Awards. Restricted stock is Common Stock that is subject to a risk of forfeiture or other restrictions, including transfer restrictions, that will lapse upon satisfaction of specified conditions. The Compensation Committee will determine the vesting requirements of each grant of restricted stock. A participant holding restricted stock, whether vested or unvested, will be entitled to enjoy all rights of a shareholder with respect to such restricted stock, including the right to vote the shares and to receive any dividends or other distributions paid on common stock. Restricted stock may not, however, be sold, assigned, transferred, pledged or otherwise encumbered during the restricted period.

Deferred Stock Awards. The Compensation Committee may grant deferred stock awards that result in shares of common stock being issued to a participant or group of participants upon the satisfaction of certain vesting requirements. Such vesting requirements may be based upon the continued employment of the participant, the attainment of specified performance goals, or other conditions established by the Compensation Committee in its sole discretion. A participant shall have no rights of a shareholder (including voting rights or dividend rights) unless otherwise prescribed by the Compensation Committee until all vesting requirements have been satisfied and the Common Stock has been delivered to the participant.

Other Stock-Based and Cash-Based Performance Awards. Performance Shares and Performance Units are performance-based awards that are payable in the future and expressed in terms of common stock (for Performance Shares) or cash (for Performance Units). The Compensation Committee shall specify the terms of each Performance Share and Performance Unit, including the performance period, the performance measures to be used and the performance goals to be met. Awards of Performance Shares and Performance Units are intended to constitute “performance-based” compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Any grant may specify that the amount payable with respect to Performance Shares or Performance Units may be paid in shares of Common Stock, cash or any combination of shares and cash.

Change in Control Provisions

The 2005 Plan provides that in the event of a “Change in Control” (as defined in the 2005 Plan), all stock options and SARs will immediately become fully vested and exercisable, the restrictions applicable to any outstanding restricted stock will immediately lapse, the right to deferred stock will immediately become fully vested, and the performance criteria applicable to any outstanding Performance Shares or Performance Units will be deemed to have been satisfied in full. Notwithstanding the foregoing, the Compensation Committee shall have full discretion to provide that, with respect to any outstanding Award, that the securities of another entity be substituted for Common Stock on an equitable basis, as determined by the Compensation Committee in its sole discretion.

Transferability

Except to the extent permitted by an Award agreement, Awards may not be transferred, assigned, pledged or otherwise encumbered by a participant except by will or the laws of descent and distribution or, upon death of a participant, to a beneficiary designated by such participant. During his or her lifetime, any Awards granted to a participant may be exercised only by the participant.

Amendments

The Company’s Board of Directors may amend, alter or discontinue the 2005 Plan at any time, but no amendment can be made without shareholder approval if such approval is required under applicable law or regulation. In addition, any amendment to the 2005 Plan or to any Award agreement may not adversely affect any outstanding Award without the consent of the recipient of such Award, unless otherwise provided for in an Award agreement. Notwithstanding the foregoing, the Compensation Committee may make amendments without a participant’s consent to (a) cause the 2005 Plan or an Award to comply with applicable law (including the avoidance of adverse tax consequences to the participant), or (b) permit the Company or its affiliates a tax deduction under applicable law.

Plan Benefits

The future benefits or amounts that would be received under the 2005 Plan by executive officers and other participants are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts which would have been received by or allocated to such persons for the last completed fiscal year if the 2005 Plan were in effect at that time cannot be determined.

Federal Income Tax Consequences of the 2005 Plan

The following is a brief description of the federal income tax consequences generally arising with respect to awards under the 2005 Plan.

Nonqualified Stock Options. Nonqualified stock options granted under the 2005 Plan will not be taxable to a participant at grant but generally will result in taxation at exercise. At that time, the employee will recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise over the option price paid for the stock. The Company will be entitled to a corresponding deduction when the employee must recognize the income and in the amount of the income recognized.

Incentive Stock Options. An employee will not recognize income upon the grant of an ISO. An employee also generally will not recognize income upon exercise of an ISO provided that he had been an employee of the Company or its subsidiaries at all times from the date of grant of the ISO until three months before exercise of the ISO (or one year, in the case of an exercise after becoming disabled). The amount by which the fair market value of the stock at exercise exceeds the exercise price, however, is an adjustment in computing the employee’s alternative minimum tax in the year of exercise. If the employee holds the shares of common stock acquired upon exercise of an ISO at least until the first anniversary of the date of exercise or, if later, the second anniversary of the date of grant of the ISO, upon disposition of the shares the employee will have capital gain equal to the excess of the amount realized upon the disposition over the amount paid for the shares. If the employee holds the shares for this period, the Company will not be entitled to a deduction with respect to the ISO.

If an employee disposes of shares acquired upon exercise of an ISO before the expiration of the holding period described above, he is considered to have engaged in a “disqualifying disposition,” as a consequence of which he will generally recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the lesser of the amount realized upon disposition of the shares and the fair market value of the shares on the date of exercise over the exercise price paid for the shares. If the amount realized upon disposition is greater than the fair market value of the shares on the date of exercise, the difference will be taxable to the employee as capital gain. The Company will be entitled to a deduction in the year of the disqualifying disposition in an amount equal to the amount of ordinary income recognized as a result of the disqualifying disposition.

Stock Appreciation Rights. The grant of a SAR does not create tax consequences to a participant. Instead, upon exercise, the participant recognizes ordinary income equal to the fair market value of any shares of Common Stock he or she receives. The Company will be entitled to a corresponding deduction.

Restricted Stock. The recognition of income for federal tax purposes relating to an award of restricted stock depends on the restrictions imposed on the shares. Generally, taxation occurs in the first taxable year in which the shares cease to be subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize taxable income equal to the excess of the fair market value of the stock at that time over the amount, if any, paid for the stock. The participant may, however, make an election to include in income when the shares are first transferred to him an amount equal to the excess of the fair market value of the stock at that time over the amount, if any, paid for the stock. The Company is generally entitled to a deduction corresponding to the employee’s income inclusion.

Deferred Stock Awards. The participant will recognize ordinary income equal to the fair market value of any shares of Common Stock received at the time the shares of Common Stock are transferred to him or her. The Company will generally be entitled to a corresponding deduction.

Performance Shares and Performance Units. Any cash payments or the fair market value of any Common Stock or other property a participant receives in connection with an Award of Performance Shares or Performance Units will generally be taxable as ordinary income to the employee in the year received. The Company will generally be entitled to a corresponding deduction.

Other Federal Income Tax Considerations. Section 162(m) of the Code places a $1,000,000 annual limit on the compensation deductible by the Company for compensation paid to certain of the Company’s executives. The limit, however, does not apply to “qualified performance-based compensation.” The Company believes, provided that it satisfies all of the requirements of Section 162(m) and any related regulations, that awards of stock options, SARs and certain other performance-based compensation awards under the 2005 Plan will qualify for this exception to the deductibility limit.

[Also, Awards that are granted, accelerated or enhanced upon the occurrence of a change in control may give rise, in whole or in part, to “excess parachute payments” within the meaning of Section 280G of the Code and, to such extent, will be non-deductible by us and subject to a 20% excise tax by the participant.]

State tax consequences may in some cases differ from the federal tax consequences. In addition, Awards under the 2005 Plan may in some instances be made to participants who are subject to tax in jurisdictions other than the United States and may result in consequences different from those described above. The foregoing summary of the income tax consequences in respect of the 2005 Plan is for general information only and is based on the income tax laws as in effect on the date this summary was prepared. Interested parties should consult their own advisors as to specific tax consequences, including the application and effect of non-US, state and local tax laws. Making or not making certain elections that may be available could have a significant impact on a participant’s taxes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2005 PLAN AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

PROPOSAL THREE: AMENDMENT TO THE ARTICLES OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK

Introduction

The Board of Directors has unanimously adopted a resolution proposing and recommending shareholder approval of an amendment to the Company’s Articles of Incorporation which would increase the number of shares of Common Stock that the Company is authorized to issue from 60,000,000 to 120,000,000. Currently, the Company is authorized to issue up to 60,000,000 shares of Common Stock and no shares of preferred stock. As of the close of business on September 2, 2005, there were 45,576,295 shares of Common Stock outstanding, and an additional 4,105,621 shares of Common Stock reserved for issuance upon the exercise of outstanding options. Moreover, if the Company’s shareholders approve the 2005 Plan, the Company will be authorized to grant options and other equity incentive awards accounting for an additional 2,400,000 shares of Common Stock. Therefore, assuming the approval of the 2005 Plan and the exercise of all outstanding options, the Company has only 7,918,084 shares of Common Stock available for issuance under the Company’s Articles of Incorporation.

If the Company’s shareholders approve the proposed amendment, the Board of Directors will be authorized to issue the additional shares of Common Stock from time to time, for such purposes and consideration as the Board deems advisable, without any further action by the Company’s shareholders unless otherwise required by law or by the rules of the NASDAQ National Market.

Reasons for the Proposed Amendment

Since the last increase in the Company’s authorized Common Stock in 2004, the Board of Directors has declared and the Company has distributed a three-for-two stock split in the form of a 50% stock dividend. This split has had the effect of reducing the number of shares available for issuance without diluting the percentage ownership of current shareholders of the Company. The Board of Directors believes that having additional authorized shares of Common Stock available for possible future financings or acquisitions, additional stock dividends or splits, employee benefit plans and other general corporate purposes will give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders’ meeting. For example, the Board believes that the ability to issue such shares would enhance the Company’s ability to pursue acquisition opportunities by offering alternative methods to the company being acquired, to the shareholders of the company being acquired, or to a financial institution in exchange for cash which could then be used for such acquisition. The Company, however, has no present acquisition plans, and has no commitments to issue any Common Stock other than upon the exercise of currently outstanding options.

Potential Anti-Takeover and Other Effects of the Proposed Amendment

The proposed amendment would authorize the Board of Directors to issue additional shares Common Stock from time to time. While the Board of Directors is of the opinion that the proposed amendment is in the best interests of the Company, the Board recognizes that there may be some potentially negative effects of the amendment. The authorization of new shares of Common Stock will not, by itself, have any effect on the rights of holders of shares of Common Stock. Nevertheless, the issuance of new shares of Common Stock could affect the holders of shares of the Common Stock in a number of respects. For example, the voting power of the outstanding Common Stock will be diluted to the extent additional shares of Common Stock are issued in the future. Also, the issuance of Common Stock may result in a dilution of earnings per share of the Common Stock.

The Board has not proposed the amendment to increase the authorized Common Stock for the purpose of making it more difficult for a third party to acquire the Company, and the Company is not aware of any specific proposal or takeover attempt by any third party at the present time. However, the additional stock authorized by this proposed amendment could be issued by the Company, within the limits imposed by applicable law and the rules of the NASD, and used to discourage or defeat an attempt to change control of the Company. For example, the Company could privately place shares with purchasers who might side with the Board of Directors in opposing a hostile bid. In addition, the shares of Common Stock may be issued in the event that the Rights issued in connection with the Company’s Shareholder Rights Agreement, described below, are exercised. Presently, the Company does not have sufficient authorized and unissued shares of Common Stock available to fully utilize the Company’s Shareholder Rights Plan.

The Company’s Existing Anti-Takeover Defenses

The Company’s Articles of Incorporation do not contain any other provisions which the Company reasonably believes has anti-takeover effects. However, the Company, on April 20, 1999, distributed a dividend of one Right to purchase additional shares of the Company’s Common Stock to the holder of each share of Common Stock pursuant to a Shareholders Rights Agreement with EquiServe Trust Company, N.A. as Rights Agent. The adoption of this Rights Agreement and the distribution of the rights dividend coincided with the expiration of a similar Rights Agreement first adopted by the Company in 1989 and thereby replaced the former Rights Agreement.

The Rights Agreement, which is similar to agreements adopted by many other U.S. companies, is designed to enable the Company’s shareholders to realize the full value of their investment and to provide for fair and equal treatment for all shareholders in the event that an unsolicited attempt is made to acquire the Company. The adoption of the Rights Agreement was intended as a means to guard against abusive takeover tactics and is not in response to any particular proposal. The Rights cause substantial dilution to any person or group that attempts to acquire the Company on terms not approved by the Board of Directors, except pursuant to an offer conditioned on a substantial number of Rights being acquired.

The Rights become exercisable only if a person acquires or makes an offer to acquire 15 percent or more of the Company’s Common Stock without the approval of the Company’s Board of Directors. If a person acquires 15 percent or more of the Company’s Common Stock without such approval, then all holders of Rights except the person purchasing or offering to purchase 15 percent or more of the Company’s Common Stock (and certain other persons, in certain circumstances) will have the right to buy Common Stock from the Company at a significant discount to the market price of the Common Stock. If the Rights are triggered, the immediate effect is to dilute such person’s ownership of the Company. Even if the Rights are never triggered, the Rights are believed to have the effect of discouraging persons from making or attempting to make acquisitions of significant percentages of the Company’s Common Stock without negotiating directly with Immucor’s Board of Directors.

The proposed amendments generally will not affect the Rights. However, to deter unsolicited takeovers, the Rights require the availability of a larger amount of authorized but unissued stock, and the proposed authorization of additional Common Stock in Proposal Three is expected to facilitate the operation of the Rights Agreement should the Rights ever be triggered.

Immucor’s Articles of Incorporation and Bylaws contain other provisions that may have relevance in a contest for control of the Company but which are not properly characterized as takeover defenses. For example, Immucor’s Bylaws contain procedural requirements with respect to proposals by shareholders or nominations for directors at special or annual meetings. Additionally, certain officers of the Company have employment agreements with the Company that require the Company to pay such officer a severance payment in the event the Company suffers a change of control and their employment terminates, whether voluntarily or involuntarily. See “Employment Contracts, Termination of Employment and Change of Control Arrangements”

Required Vote; Recommendation

The affirmative vote of a majority of the shares outstanding and entitled to vote at the Meeting is required for approval of the proposed amendment to the Company’s Articles of Incorporation. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION AND PROXIES EXECUTED
AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE
INDICATED THEREON.

Independent Registered Public Accounting Firm

Ernst & Young LLP, Atlanta, Georgia, acted as the Company’s independent registered public accounting firm for the fiscal year ended May 31, 2005. Representatives of Ernst & Young LLP are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. The Company has not yet selected anyone to act as the Company’s independent registered public accounting firm for its fiscal year ending May 31, 2006.

Audit Fees

Fees for audit services totaled approximately $2,564,282 and $859,925 during the fiscal years ended May 31, 2005 and 2004, respectively. These amounts included fees associated with the annual audit, the Sarbanes-Oxley 404 Section attestation, the reviews of the Company’s quarterly reports on Form 10-Q, statutory audits required internationally, and other SEC filings and audit consultations.

Audit-Related Fees

Fees for audit-related services totaled approximately $42,338 and $54,417 during the fiscal years ended May 31, 2005 and 2004, respectively. Audit-related services principally represent fees for employee benefit plan audits.

Tax Fees

Fees for tax services, including tax compliance, tax advice and tax planning services, totaled approximately $702,773 during the fiscal year ended May 31, 2004. Such fees during fiscal year ended May 31, 2005 totaled approximately $61,928 and were offset by credits totaling approximately $109,864 primarily relating to fees for tax planning services during the fiscal year ended May 31, 2004.

All Other Fees

Fees for all other services not included above totaled approximately $16,320 and $6,000 during the fiscal years ended May 31, 2005 and 2004, respectively, principally including online research services and litigation assistance.

The Audit Committee considered whether the provision of these non-audit services by Ernst & Young LLP was compatible with maintaining the independence of Ernst & Young LLP and concluded that such independence has been maintained.

Policy for Pre-Approval of Independent Registered Public Accounting Firm

The Company’s Audit Committee has adopted a pre-approval policy regarding the engagement of the Company’s independent registered public accounting firm to perform services for the Company. This policy is attached hereto as Appendix B.

Shareholder Proposals

Immucor’s shareholders may submit proposals that they believe should be voted on at the annual meeting. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some shareholder proposals may be eligible for inclusion in Immucor’s 2006 proxy statement. Immucor must receive all such submissions no later than June 27, 2006. Alternatively, under Immucor’s Bylaws, if a shareholder does not wish to include a proposal or a nomination for the 2006 annual shareholders’ meeting in Immucor’s proxy statement, the shareholder may submit the proposal or nomination not less than 60 days prior to the anniversary of the date on which Immucor first mailed its proxy materials for the 2005 annual meeting, unless the date of the 2006 annual meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the 2005 annual meeting. For Immucor’s 2006 annual meeting, Immucor must receive such proposals and nominations no later than August 1, 2006. If the date of the 2006 annual meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the 2005 annual meeting, the shareholder must submit any such proposal or nomination no later than the close of business on the later of the 60th day prior to the 2006 annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Management proxies appointed in the enclosed Proxy will be allowed to use their discretionary voting authority with respect to any proposal intended to be presented by a shareholder at the 2006 annual meeting for which the shareholder did not timely seek inclusion in the Company’s Proxy Statement and form of Proxy for that meeting and which was not received by the Company by August 31, 2005.

Shareholders of the Company may submit candidates for nomination to the Board of Directors to the Company’s Corporate Governance and Nominating Committee. See “Board Meetings and Committees” above for the procedures for submitting such candidates.

Shareholders wishing to communicate with the Company’s Board of Directors or any members or committees thereof should follow the procedures described in “Shareholder Communications with the Board” above.

Miscellaneous

The expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. Copies of solicitation material may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to the beneficial owners of shares of the Company’s Common Stock, and normal handling charges may be paid for such forwarding service.

The Company will furnish without charge a copy of its Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended May 31, 2005, including financial statements and schedules thereto, to any record or beneficial owner of its Common Stock as of the close of business on September 30, 2005, who requests a copy of such report. Any request for the Form 10-K should be made in writing and addressed to: Patrick D. Waddy, Vice President—Interim Chief Financial Officer and Secretary, Immucor, Inc., 3130 Gateway Drive, PO Box 5625, Norcross, GA 30091-5625. If the person requesting the Form 10-K was not a shareholder of record at the close of business on September 30, 2005, the request must include a representation that such person was a beneficial owner of Common Stock of the Company on that date. A copy of any exhibits to the Form 10-K will be furnished upon specific request and upon the payment of the Company’s expenses in furnishing such exhibits.

By Order of the Board of Directors
/s/ PATRICK D. WADDY
PATRICK D. WADDY,
Secretary
September 28, 2005

Appendix A

IMMUCOR, INC.
2005 LONG—TERM INCENTIVE PLAN

ARTICLE I

ESTABLISHMENT, PURPOSE AND TERM

1.1   Establishment.   The Immucor, Inc. 2005 Long Term Incentive Plan (“Plan”) is hereby established by Immucor, Inc. (“Company”), effective as of the Effective Date. Subject to Section 13.1, Awards may be granted as provided herein for the term of the Plan.

1.2   Purposes.   The purposes of the Plan are to foster and promote the long-term financial success of the Company and materially increase shareholder value by motivating performance through incentive compensation. The Plan also is intended to encourage Participant ownership in the Company, attract and retain talent, and enable Participants to participate in the long-term growth and financial success of the Company. In addition, the Plan provides the ability to make Awards linked to the profitability of the Company’s businesses and increases in shareholder value.

1.3   Term.   The term of the Plan shall extend from the Effective Date until the tenth anniversary thereof. No additional Awards shall be made after the expiration of such term, but outstanding awards shall be administered in accordance with the provisions thereof. The Plan shall continue in effect until all matters relating to the settlement of Awards and administration of the Plan have been completed.

ARTICLE II

DEFINITIONS

For purposes of the Plan, the following terms are defined as set forth below:

2.1   “Affiliate” means any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under control with, the Company.

2.2   “Agreement” means any agreement entered into pursuant to the Plan by which an Award is granted to a Participant.

2.3   “Award” means any Stock Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, or Performance Award granted to a Participant under the Plan. Awards shall be subject to the terms and conditions of the Plan and shall be evidenced by an Agreement containing such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

2.4   “Beneficiary” means any person or other entity, which has been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the compensation, specified under the Plan to the extent permitted. If there is no designated beneficiary, then the term means any person or other entity entitled by will or the laws of descent and distribution to receive such compensation.

2.5   “Board of Directors” or “Board” means the Board of Directors of the Company.

2.6   “Cause” means, for purposes of determining whether and when a Participant has incurred a Termination of Employment for Cause, any act or omission which permits the Company to terminate the written employment agreement or arrangement between the Participant and the Company or an Affiliate for “cause” as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term “Cause,” then “Cause” means:

(1) the conviction of a Participant for committing a felony under federal law or the law of the state in which such action occurred; (2) dishonesty in the course of fulfilling the Participant’s employment duties; (3) willful and deliberate failure on the part of the Participant to perform his or her employment duties in any material respect; or (4) such other meaning as may be specified with respect to any particular Award or in any employment or other agreement entered into at or before the time the Award is granted (or, with the consent of the Participant, after such time). Notwithstanding the foregoing, a Participant may not be terminated for Cause unless and until there shall have been delivered to the Participant a copy of a notice specifying the nature of the grounds for such termination. The notice also shall afford the Participant with the opportunity, together with the Participant’s counsel, to be heard regarding the existence of Cause. The Participant shall have thirty (30) days to correct the acts or omissions complained of, if correctable.

2.7   “Change in Control” means:

(1)   the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (a) the then-outstanding shares of Stock (the “Outstanding Company Shares”) or (b) the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (the “Outstanding Voting Securities”) of the Company (the “Outstanding Company Voting Securities”); provided that, for purposes of this definition, the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company; (ii) any acquisition by the Company; and (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its affiliates;

(2)   individuals who, as of the day after the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(3)   consummation of a merger or consolidation involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (each, a “Business Combination”), in each case unless, following such Business Combination, all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Shares immediately prior to such Business Combination beneficially own, directly or indirectly, either (a) more than fifty percent (50%) of the Outstanding Company Voting Securities immediately following the consummation of the Business Combination or (b) in the event the Business Combination results in another corporation (“New Parent Corporation”) owning the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries, more than fifty percent (50%) of the Outstanding Voting Securities of the New Parent Corporation; or

(4)   approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

2.8   “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

2.9   “Commission” means the Securities and Exchange Commission or any successor thereto.

2.10   “Committee” means the committee of the Board responsible for granting and administering Awards under the Plan, which initially shall be the Committee of the Board, until such time as the Board may designate another committee. The Committee shall consist solely of two or more directors and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and also an “outside director” under Section 162(m) of the Code. In addition, each member of the Compensation Committee shall satisfy any independence or other corporate governance standards imposed by The Nasdaq National Market or other securities market on which the Stock shall be listed from time to time.

2.11   “Company” means Immucor, Inc., a Georgia corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company. Wherever the context of the Plan so admits or requires, “Company” also means “Affiliate.”

2.12   “Covered Employee” means a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.13   “Deferred Stock” means a right granted to a Participant under Section 9.1 hereof to receive Stock at the end of a specified deferral period.

2.14   “Disability” means:

(1)   with respect to Incentive Stock Options, as that term is defined in Code Section 22(e)(3);

(2)   with respect to an Award that is not subject to Code Section 409A (other than an Incentive Stock Option), a physical or mental condition that, for more than six consecutive months, renders a Participant incapable, with reasonable accommodation, of performing his or her assigned duties on a full-time basis; or

(3)   with respect to any Award (that is not an Incentive Stock Option) that is subject to Code Section 409A, as that term is defined under Code Section 409A.

The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

2.15   “Effective Date” means the date that the Plan is approved by the Company’s shareholders.

2.16   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.17   “Exercise Price” means the price that a Participant must pay to exercise an Award or the amount upon which the value of an Award is based. Unless approved by the Company’s shareholders, in no event may the Exercise Price per share of Stock covered by an Option, or the Exercise Price of a Stock Appreciation Right, be reduced, directly or indirectly, through the technique commonly known as “repricing” or through the cancellation and regrant of such Award.

2.18   “Fair Market Value” means, as of any given date, the closing market price on The Nasdaq National Market or such other public trading market on which the stock is traded on that date. If there is no regular public trading market for such Stock, the Fair Market Value of the Stock shall be determined by the Committee in good faith. In each Fair Market Value shall be determined without regard to whether the Stock is restricted or represents a minority interest.

2.19   “Grant Date” means the date as of which an Award is granted pursuant to the Plan. In no event may the Grant Date be earlier than the Effective Date.

2.20   “Incentive Stock Option” means any Option that is intended to be, is designated as, and actually qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

2.21   “Non-Qualified Stock Option” means a Stock Option that is not an Incentive Stock Option.

2.22   “Option Period” means the period during which the Option shall be exercisable in accordance with an Agreement and Article VI.

2.23   “Participant” means a person who satisfies the eligibility conditions of Article V and to whom an Award has been granted by the Committee under the Plan. In the event that a Representative is appointed for a Participant, then the term “Participant” shall mean such appointed Representative. Notwithstanding the appointment of a Representative, the term “Termination of Employment” shall mean the Termination of Employment of the Participant.

2.24   “Performance Award” means an Award consisting of Performance Shares, Performance Units or other Award described in Article X that is dependent upon the achievement of Performance Goals.

2.25   “Performance Goals” mean the level of performance established by the Committee as the Performance Goal with respect to a Performance Measure. Performance Goals may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

2.26   “Performance Measure” means any of the performance criteria set out in this Section, either alone or in any combination, and, if not based on individual performance, on either a consolidated or a division or business unit level, as the Committee may determine: individual Participant financial or non-financial performance goals; sales; cash flow; cash flow from operations; operating profit or income; net income; operating margin; net income margin; return on net assets; economic value added; return on total assets; return on  equity; return on total capital; total shareholder return; revenue; revenue growth; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA growth; basic earnings per share; diluted earnings per share; funds from operations per share and per share growth; cash available for distribution; cash available for distribution per share and per share growth; share price performance on an absolute basis and relative to an index of earnings per share or improvements in the Company’s attainment of expense levels; or implementing or completion of critical projects. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to the Participant’s Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Committee may specify. Unless the Committee determines otherwise for any Performance Period, extraordinary items, such as capital gains and losses, which affect any performance criterion applicable to the Award (including but not limited to the criterion of net income) shall be excluded or included in determining the extent to which the corresponding performance goal has been achieved, whichever will produce the higher Award. In the event Code Section 162(m) or applicable tax or other laws change to permit the Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant.

2.27   “Performance Period” means the time period during which a Performance Award shall be earned shall be the “Performance Period,” and shall be at least one (1) fiscal year in length, unless otherwise determined by the Committee. Performance Awards shall be subject to Performance Goals which shall be established by the Committee.

2.28   “Performance Unit” means a right granted pursuant to the terms and conditions established by the Committee which is described in Section 9.1.

2.29   “Performance Share” means a right granted pursuant to the terms and conditions established by the Committee which is described in Section 9.1.

2.30   “Plan” means the Immucor, Inc. 2005 Long Term Incentive Plan, as herein set forth and as may be amended from time to time.

2.31   “Representative” means (a) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant’s primary residence at the date of the Participant’s death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant’s death; or (d) any other person, if any, to whom an Award has been permissibly transferred under Section 12.9; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

2.32   “Restricted Stock” means  Stock granted to a Participant under Section 8.1 hereof and which is subject to certain restrictions and to a risk of forfeiture or repurchase by the Company.

2.33   “Retirement” means retirement by an employee of the Company or an Affiliate from active employment under an employment agreement with any of Company or any of its Affiliates, or termination of employment at or after age 65 under circumstances which the Committee, in its sole discretion, deems equivalent to retirement.

2.34   “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Commission under Section 16 of the Exchange Act.

2.35   “Stock” means the Company’s common stock, $0.10 par value, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter.

2.36   “Stock Appreciation Right” means a right granted under Section 7.1.

2.37   “Stock Option” or “Option” means a right, granted to a Participant under Section 6.1 hereof, to purchase Stock at a specified price during specified time periods.

2.38   “Termination of Employment” means the occurrence of any act or event whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person’s ceasing, for whatever reason, to be an officer or employee of the Company or of any Affiliate, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of a business owned or operated by the Company or its Affiliates. With respect to any non-employee member of the Board, Termination of Employment means the termination of a Participant’s status as a non-employee director of the Board. With respect to any other person who is not an employee with respect to the Company or an Affiliate, the Agreement shall establish what act or event shall constitute a Termination of Employment for purposes of the Plan. A Termination of Employment shall occur with respect to an employee who is employed by an Affiliate if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter become an employee of the Company or an Affiliate.

In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

ARTICLE III

ADMINISTRATION

3.1   Committee Structure.   The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including telephone conference) and the acts of a majority of the members present, or acts approved in writing by the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. Any member of the Committee may resign upon notice to the Board. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member.

3.2   Committee Actions.   The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines, provided that the Committee shall not delegate the authority to grant Awards. A member of the Committee shall be recused from Committee action regarding an Award granted or to be granted to such member.

3.3   Committee Authority.   Subject to applicable law, the Company’s certificate of incorporation and by-laws or the terms of the Plan, the Committee shall have the authority:

          (1)  to select those persons to whom Awards may be granted from time to time;

          (2)  to determine whether and to what extent Awards are to be granted hereunder;

          (3)  to determine the number of shares of Stock to be covered by each Award granted hereunder;

          (4)  to determine the terms and conditions of any Award granted hereunder (including any provisions deemed necessary or appropriate for a “nonqualified deferred compensation plan,” as defined in Code Section 409A(d)(1), to avoid being subject to taxation under Code Section 409A(a)(1)), provided that the Exercise Price of any Option or Stock Appreciation Right shall not be less than the Fair Market Value per share as of the Grant Date;

          (5)  to adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section 13.1;

          (6)  to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred, subject to compliance with the requirements of the Plan and Code Section 409A to avoid the Award being subject to taxation under Code section 409A(a)(1);

          (7)  to provide for the forms of Agreement to be utilized in connection with this Plan;

          (8)  to determine what legal requirements are applicable to the Plan, Awards, and the issuance of Stock, and to require of a Participant that appropriate action be taken with respect to such requirements;

          (9)  to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Awards;

       (10)  to require as a condition of the exercise of an Award or the issuance or transfer of a certificate (or other representation of title) of Stock, the withholding from a Participant of the amount of any taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

       (11)  to determine whether and with what effect an individual has incurred a Termination of Employment;

       (12)  to determine the restrictions or limitations on the transfer of Stock;

       (13)  to determine whether an Award is to be adjusted, modified or purchased, or is to become fully or partially exercisable, under the Plan or the terms of an Agreement;

       (14)  to determine the permissible methods of Award exercise and payment within the terms and conditions of the Plan and the particular Agreement;

       (15)  to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of this Plan;

       (16)  to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties; and

       (17)  to make all other determinations which may be necessary or advisable for the administration of the Plan.

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Committee’s policies and procedures may differ with respect to Awards granted at different times and may differ with respect to a Participant from time to time, or with respect to different Participants at the same or different times.

3.4   Committee Determinations and Decisions.   Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. Any determination shall not be subject to de novo review if challenged in court.

ARTICLE IV

SHARES SUBJECT TO PLAN

4.1   Number of Shares.   Subject to the adjustment under Section 4.5, the total number of shares of Stock reserved and available for distribution pursuant to Awards under the Plan shall be 2,400,000 shares which are hereby authorized for issuance on the Effective Date. Subject to the adjustment under Section 4.5, the maximum number of shares of Stock which may be used for Awards other than Stock Options shall be 1,200,000 shares. The difference between the numbers of shares of Stock described in the two preceding sentences of this Section shall be the maximum number of shares that may be used for grants of Incentive Stock Options. An Award of Stock Appreciation Rights shall reduce share for share the maximum number of shares that may be subject to an Award of Stock Options. Such shares may consist, in whole or in part, of authorized and unissued shares or shares acquired from a third party. Upon approval of the Plan by shareholders, any existing long-term incentive plans, whether or not they have been approved by shareholders, will immediately cease to be available for use for the grant of new incentive awards.

4.2   Release of Shares.   Subject to Section 4.1, the Committee shall have full authority to determine the number of shares of Stock available for Awards. In its discretion the Committee may include (without limitation), as available for distribution, (a) shares of Stock subject to any Award that have been previously forfeited; (b) shares under an Award that otherwise terminates without issuance of Stock being made to a

Participant; or (c) shares of Stock that are received by the Company in connection with the exercise of an Award, including the satisfaction of any tax liability or tax withholding obligation. Any shares that are available immediately prior to the termination of the Plan, or any shares of Stock returned to the Company for any reason subsequent to the termination of the Plan, may be transferred to a successor plan.

4.3   Restrictions on Shares.   Stock issued upon exercise of an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Award Agreement. The Company shall not be required to issue or deliver any certificates for  Stock, cash or other property prior to (i) the completion of any registration or qualification of such shares under federal, state or other law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable; and (ii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction or discharge its legal obligation with respect to the exercise of an Award. The Company may cause any certificate (or other representation of title) for any shares of Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such  Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Award to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

4.4   Shareholder Rights.   No person shall have any rights of a shareholder as to Stock subject to an Award until, after proper exercise of the Award or other action required, such shares shall have been recorded on the Company’s official shareholder records as having been issued and transferred. Upon exercise of the Award or any portion thereof, the Company will have a reasonable period in which to issue and transfer the shares, and a Participant will not be treated as a shareholder for any purpose whatsoever prior to such issuance and transfer. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued and transferred in the Company’s official shareholder records, except as provided herein or in an Agreement.

4.5   Effect of Certain Corporate Changes.   In the event of any share dividend, share split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company shareholders other than a normal cash dividend), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company securities offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee may make appropriate adjustments or substitutions as described below in this Section. The adjustments or substitutions may relate to the number of shares of  Stock available for Awards under the Plan, the number of shares of  Stock covered by outstanding Awards, the Exercise Price per share of outstanding Awards, and any other characteristics or terms of the Awards as the Committee may deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that to the extent that Code Section 409A shall apply to an Award, any such adjustments or substitutions shall only be made to the extent that they comply with the requirements of Code Section 409A to avoid being subject to taxation under Code Section 409A(a)(1). Notwithstanding the foregoing other than the limitation for an Award subject to Code Section 409A, any fractional shares resulting from such adjustment shall be eliminated by rounding down to the nearest whole share.

ARTICLE V

ELIGIBILITY

5.1   Eligibility.   Except as herein provided, the persons who shall be eligible to participate in the Plan and be granted Awards shall be those persons who are employees of, or consultants or advisors to, the

Company or any Affiliate, or non-employee members of the Board of Directors. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee shall give consideration to such factors deemed appropriate by the Committee.

ARTICLE VI

STOCK OPTIONS

6.1   General.   The Committee shall have authority to grant Options under the Plan at any time or from time to time. The Committee shall consider the potential impact of Code Section 409A on each grant of Options and, if necessary, shall make the terms and conditions of the Options comply with the requirements of Code Section 409A to avoid being subject to taxation under Code Section 409A(a)(1). An Option shall entitle the Participant to receive  Stock upon exercise of such Option, subject to the Participant’s satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement (the terms and provisions of which may differ from other Agreements) including, without limitation, payment of the Exercise Price.

6.2   Grant.   The grant of an Option shall occur as of the Grant Date determined by the Committee, provided that the Grant Date shall not be earlier than the date upon which the Committee acts to grant the Option. Options may be granted alone or in connection with other Awards. An Award of Options shall be evidenced by, and subject to the terms of, an Agreement. Only a person who is a common-law employee of the Company, any “parent corporation” of the Company, or a “subsidiary corporation” of the Company (each term as defined in Section 424 of the Code) on the date of grant shall be eligible to be granted an Incentive Stock Option. To the extent that any Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

6.3   Terms and Conditions.   Options shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(1) Exercise Price. The Exercise Price per share shall not be less than the Fair Market Value per share on the Grant Date. If an Option which is intended to qualify as an Incentive Stock Option is granted to an individual (a “10% Owner”) who owns or who is deemed to own shares possessing more than ten percent (10%) of the combined voting power of all classes of shares of the Company, a parent corporation or any subsidiary corporation (each term as defined in Section 6.2), the Exercise Price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share on the Grant Date.

(2)   Option Period. The Option Period of each Option shall be fixed by the Committee, provided that no Option shall be exercisable more than ten (10) years after the date the Option is granted. In the case of an Incentive Stock Option granted to a 10% Owner, the Option Period shall not exceed five (5) years from the date the Option is granted. No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date the Plan is adopted by the Company or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

(3)   Exercisability. Subject to Section 11.1, an Option shall be exercisable in whole or in such installments and at such times, as established by the Committee in an Agreement. The Committee may provide in an Agreement for an accelerated exercise of all or part of an Option upon such events or standards that it may determine, including one or more Performance Measures. In addition, the Committee may at any time accelerate the exercisability of all or part of any Option. If an Option is designated as an Incentive Stock Option, the aggregate Fair Market Value (determined at the date of grant of the Option) of the Stock as to which such Incentive Stock Option which is exercisable for the first time during any calendar year (under the Plan or any other plan of the Company or any parent corporation or subsidiary corporation) shall not exceed $100,000.

(4)   Method of Exercise. Subject to the provisions of this Article VI and the Agreement, a Participant may exercise Options, in whole or in part, during the Option Period by giving written notice of exercise on a form provided by the Committee to the Company specifying the number of shares of Stock subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or certified check or such other form of payment as the Company may accept. If permitted in the applicable Agreement, payment in full or in part may also be made by (i) delivering  Stock already owned by the Participant (for any minimum period required by the Committee) having a total Fair Market Value on the date of such delivery equal to the Exercise Price; (ii) the delivery of cash by a broker-dealer as a “cashless” exercise, provided such method of payment may not be used by an executive officer of the Company or a member of the Board to the extent such payment method would violate Rule 16b-3 or the Sarbanes-Oxley Act of 2002; (iii) withholding by the Company of  Stock subject to the Option having a total Fair Market Value as of the date of delivery equal to the Exercise Price; or (iv) any combination of the foregoing.

(5)   Conditions for Issuance of Shares. No shares of Stock shall be issued until full payment therefore has been made. A Participant shall have all of the rights of a shareholder of the Company holding the class of shares that is subject to such Option (including, if applicable, the right to vote the shares and the right to receive dividends) when the Participant has given written notice of exercise, has paid in full for such shares, and such shares have been recorded on the Company’s official shareholder records as having been issued and transferred.

(6)   Non-transferability of Options. Unless otherwise specifically provided in an Agreement, no Option shall be sold, assigned, margined, transferred, encumbered, conveyed, gifted, alienated, hypothecated, pledged, or otherwise disposed of, other than by will or by the laws of descent and distribution, and all Options shall be exercisable during the Participant’s lifetime only by the Participant.

6.4   Termination by Reason of Death.   Unless otherwise specifically provided in an Agreement or determined by the Committee, any unexpired and unexercised Option held by a Participant who incurs a Termination of Employment due to death shall thereafter be fully exercisable for a period of one (1) year immediately following the date of such death or until the expiration of the Option Period, whichever period is the shorter. In the event of a Termination of Employment due to death, if an Incentive Stock Option shall be exercised after the expiration of the exercise period that applies for purposes of Code Section 422, such Stock Option thereafter shall be treated as a Non-Qualified Stock Option.

6.5   Termination by Reason of Disability.   Unless otherwise specifically provided in an Agreement or determined by the Committee, any unexpired and unexercised Option held by a Participant who incurs a Termination of Employment due to Disability shall thereafter be fully exercisable by the Participant for a period of one (1) year immediately following the date of such Termination of Employment or until the expiration of the Option Period, whichever period is the shorter, and the Participant’s death at any time following such Termination of Employment due to Disability shall not affect the foregoing  In the event of a Termination of Employment due to Disability, if an Incentive Stock Option shall be exercised after the expiration of the exercise period that applies for purposes of Code Section 422, such Stock Option thereafter shall be treated as a Non-Qualified Stock Option.

6.6   Termination by Reason of Retirement.   Unless otherwise specifically provided in an Agreement or determined by the Committee, any unexpired and unexercised Option held by a Participant who incurs a Termination of Employment due to Retirement shall thereafter be fully exercisable by the Participant for a period of three (3) years immediately following the date of such Termination of Employment or until the expiration of the Option Period, whichever period is the shorter, and the Participant’s death at any time following such Termination of Employment due to Disability shall not affect the foregoing. In the event of a Termination of Employment due to Retirement, if an Incentive Stock Option shall be exercised after the expiration of the exercise period that applies for purposes of Code Section 422, such Stock Option thereafter shall be treated as a Non-Qualified Stock Option.

6.7   Other Termination.   Unless otherwise specifically provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment that is involuntary on the part of the Participant (but is not due to death, Disability or with Cause), any Option held by such Participant shall thereupon terminate, except that such Option, to the extent then exercisable, may be exercised for the lesser of the three consecutive month period commencing with the date of such Termination of Employment or until the expiration of the Option Period whichever period is the shorter. Unless otherwise specifically provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment for Cause or that is voluntary on the part of the Participant (other than due to Retirement), the Option, to the extent not previously exercised, shall terminate one business day prior to such Termination of Employment. Unless otherwise provided in an Agreement, the death or Disability of a Participant after a Termination of Employment otherwise provided herein shall not extend the time permitted to exercise an Option.

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1   General.   The Committee shall have authority to grant Stock Appreciation Rights under the Plan at any time or from time to time. Stock Appreciation Rights may be awarded alone or in tandem with other Awards granted under the Plan. The Committee shall consider the potential impact of Code Section 409A on each grant of Stock Appreciation Rights and, if necessary, shall make the terms of conditions of the Stock Appreciation Rights comply with the requirements of Code Section 409A to avoid being subject to taxation under Code Section 409A(a)(1). Subject to the Participant’s satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement, a Stock Appreciation Right shall entitle the Participant to surrender to the Company the Stock Appreciation Right and to receive in Stock the number of shares described in Section 7.3(2).

7.2   Grant.   The grant of a Stock Appreciation Right shall occur as of the Grant Date determined by the Committee. A Stock Appreciation Right entitles a Participant to receive Stock as described in Section 7.3(2). An Award of Stock Appreciation Rights shall be evidenced by, and subject to the terms of an Agreement, which shall become effective upon execution by the Participant.

7.3   Terms and Conditions.   Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee and set forth in an Agreement, including (but not limited to) the following:

(1)   Period and Exercise. The term of a Stock Appreciation Right shall be established by the Committee. A Stock Appreciation Right shall be for such period and, subject to Section 11.1, shall be exercisable in whole or in installments and at such times as established by the Committee in an Agreement. The Committee may provide in an Agreement for an accelerated exercise of all or part of a Stock Appreciation Right upon such events or standards that it may determine, including one or more Performance Measures. In addition, the Committee may at any time accelerate the exercisability of all or part of any Stock Appreciation Right. Stock Appreciation Rights shall be exercised by the Participant’s giving written notice of exercise, on a form provided by the Committee, to the Company specifying the portion of the Stock Appreciation Right to be exercised.

(2)   Delivery of Stock. Upon the exercise of a Stock Appreciation Right, a Participant shall receive a number of shares of Stock equal in value to the excess of the Fair Market Value per share of Stock over the Exercise Price per share of Stock specified in the related Agreement, multiplied by the number of shares in respect of which the Stock Appreciation Right is exercised. The Exercise Price per share shall not be less than the Fair Market Value per share on the Grant Date. The aggregate Fair Market Value per share of Stock shall be determined as of the date of exercise of such Stock Appreciation Right.

(3)   Non-transferability of Stock Appreciation Rights. Except as specifically provided in the Plan or in an Agreement, no Stock Appreciation Rights shall be sold, assigned, margined, transferred, encumbered, conveyed, gifted, alienated, hypothecated, pledged or otherwise disposed of, other than by will or the laws of descent and distribution, and all Stock Appreciation Rights shall be exercisable during the Participant’s lifetime only by the Participant.

(4)   Termination. A Stock Appreciation Right shall be forfeited or terminated at such time as an Option would be forfeited or terminated under the Plan, unless otherwise specifically provided in an Agreement.

ARTICLE VIII

RESTRICTED STOCK

8.1   General.   The Committee shall have authority to grant Restricted Stock under the Plan at any time or from time to time. The Committee shall consider the potential impact of Code Section 409A on each grant of Restricted Stock and, if determined to be necessary, shall make the terms and conditions of the Restricted Stock comply with the requirements of Code Section 409A to avoid being subject to taxation under Code Section 409A(a)(1). The Committee shall determine the number of shares of Restricted Stock to be awarded to any Participant, the time or times within which such Awards may be subject to forfeiture, and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement which contains the applicable terms and conditions of the Award, including the rate or times provided by the Committee for the lapse of any forfeiture restrictions or other conditions regarding the Award. The Committee may provide in an Agreement for an accelerated lapse of any such restrictions upon such events or standards that it may determine, including one or more Performance Measures. In addition, the Committee may at any time accelerate the lapse of any such restrictions with respect to all or part of any Stock Appreciation Right. Each Award of Restricted Stock shall become effective upon execution by the Participant of an Agreement.

8.2   Grant, Awards and Certificates.   The grant of an Award of Restricted Stock shall occur as of the Grant Date determined by the Committee. Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. Notwithstanding the limitations on issuance of Stock otherwise provided in the Plan, each Participant receiving an Award of Restricted Stock shall be issued a certificate (or other representation of title) in respect of such Restricted Stock. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined by the Committee. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a share power, endorsed in blank, relating to the Stock covered by such Award.

8.3   Terms and Conditions.   Restricted Stock shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(1)   Limitations on Transferability. Subject to the provisions of the Plan and the Agreement, during a period set by the Committee, commencing with the date of such Award (the “Restriction Period”), the Participant shall not be permitted to sell, assign, margin, transfer, encumber, convey, gift, alienate, hypothecate, pledge or otherwise dispose of Restricted Stock.

(2)   Rights. Except as provided in Section 8.3(1) and notwithstanding Section 4.4, the Participant shall have, with respect to the Restricted Stock, all of the rights of a shareholder of the Company holding the class of Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any dividends. If any dividends or other distributions are paid in shares of Stock, all such shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

(3)   Criteria. As described in Section 8.1 above, the Committee may provide in an Agreement for the lapse of restrictions in installments and may accelerate the vesting of all or any part of any Award and waive the restrictions for all or any part of such Award; such provisions of an Agreement or Committee action may be based on service, performance by the Participant or by the Company or the Affiliate, including any division or department for which the Participant is employed or such other factors or criteria as the Committee may determine.

(4)   Forfeiture. Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment due to death or Disability or Retirement during the Restriction Period, the restrictions shall lapse and the Participant shall be fully vested in the Restricted Stock. Except to the extent otherwise provided in the applicable Agreement and the Plan, upon a Participant’s Termination of Employment for any reason during the Restriction Period other than a Termination of Employment due to death or Disability or Retirement, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining restrictions with respect to any or all of such Participant’s Restricted Stock.

(5)   Delivery. If a share certificate is issued in respect of Restricted Stock, the certificate shall be registered in the name of the Participant but shall be held by the Company for the account of the Participant until the end of the Restriction Period. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates (or other representation of title) for such shares shall be delivered to the Participant.

ARTICLE IX

DEFERRED STOCK

9.1   General.   The Committee shall have authority to grant an Award of Deferred Stock under the Plan at any time or from time to time. Deferred Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee may denominate a Deferred Stock Award in either shares or units. The Committee shall consider the impact of Code Section 409A on each grant of Deferred Stock and, if determined to be necessary, shall make the terms and conditions of the Deferred Stock comply with the requirements of Code 409A to avoid being subject to taxation under Code Section 409A(a)(1). The Committee shall determine the number of shares of Deferred Stock to be awarded to any Participant, the duration of the period (the “Deferral Period”) prior to which the Common Stock will be delivered, and the conditions under which receipt of the Stock will be deferred and any other terms and conditions of the Awards. Each Deferred Stock Award shall be evidenced by, and subject to the terms of, an Agreement, which will become effective upon execution by the Participant.

9.2   Terms and Conditions.   Deferred Stock Awards shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(1)   Limitations on Transferability. Subject to the provisions of the Plan and the Agreement, Deferred Stock Awards may not be sold, assigned, margined, transferred, encumbered, conveyed, gifted, alienated, hypothecated, pledged, or otherwise disposed of during the Deferral Period. Subject to the provisions of an Agreement, at the expiration of the Deferral Period, the Committee shall deliver Stock to the Participant pursuant to the Deferred Stock Award.

(2)   Rights. Unless otherwise provided in an Agreement, cash dividends on Deferred Stock shall be deemed to be paid and automatically reinvested in additional shares of Deferred Stock to be delivered with the original delivery of the Deferred Stock.

(3)   Criteria. Based on service, performance by the Participant or by the Company or the Affiliate, including any division or department for which the Participant is employed, or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of deferral limitations in installments and may accelerate the vesting of all or any part of any Award and waive the deferral limitations for all or any part of such Award.

(4)   Forfeiture. Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment due to death, Disability or Retirement during the Deferral Period, the restrictions shall lapse and the Participant shall be fully vested in the Deferred Stock. Unless otherwise provided in an Agreement or determined by the Committee, upon a Participant’s Termination of Employment for any reason during the Deferral Period other than a Termination of Employment due to death, Disability or Retirement, the rights to the shares still covered by the Award shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining deferral limitations with respect to any or all of such Participant’s Deferred Stock.

(5)   Election. A Participant may elect to further defer receipt of the Deferred Stock payable under an Award (or an installment of an Award) for a specified time (or pursuant to a fixed schedule) or until the occurrence of a permissible distribution event under Code Section 409A, subject to such terms and conditions determined by the Committee. Any such election must be made no later than the time provided by Section 409A(a)(4) of the Code, as determined by the Committee.

ARTICLE X

PERFORMANCE AWARDS

10.1   General.   The Committee shall have authority to grant Performance Awards under the Plan at any time or from time to time. The Committee shall consider the impact of Code Section 409A on each grant of a Performance Award and, if determined to be necessary, shall make the terms and conditions of the Performance Awards comply with the requirements of Code Section 409A to avoid being subject to taxation under Code Section 409A(a)(1). A Performance Unit and a Performance Share each consist of the right to receive shares of Stock or cash, as provided in the particular Award Agreement, upon achievement of certain Performance Goals and may be awarded either alone or in addition to other Awards granted under the Plan. Performance Units shall be denominated in units of value (including dollar value of shares of Stock) and Performance Shares shall be denominated in a number of shares of Stock.

The Committee shall have complete discretion to determine the number of Performance Units and Performance Shares, if any, granted to each Participant. Each Performance Award shall be evidenced by, and be subject to the terms of, an Agreement which will become effective upon execution by the Participant.

10.2   Earning Performance Awards.   After the applicable Performance Period shall have ended, the Committee shall determine the extent to which the established Performance Goals have been achieved.

10.3   Termination of Employment Due to Death or Disability or Retirement.   In the event of a Termination of Employment due to death or Disability or Retirement during a Performance Period, the Participant shall receive, after the expiration of the Performance Period, a pro rata share of the Performance Awards relating to such Performance Period based upon the period of time he or she is employed by the Company in the Performance Period. Unless otherwise specifically provided in an Agreement or determined by the Committee, in the event that a Participant’s employment terminates for any other reason, all Performance Awards shall be forfeited by the Participant to the Company. Distribution of earned Performance Awards may be made at the same time payments are made to Participants who did not incur a Termination of Employment during the applicable Performance Period.

10.4   Nontransferability.   Unless otherwise specifically provided in an Agreement, Performance Awards may not be sold, assigned, margined, transferred, encumbered, conveyed, gifted, alienated, hypothecated, pledged, or otherwise disposed of, other than by will or by the laws of descent and distribution.

ARTICLE XI

CHANGE IN CONTROL PROVISIONS

11.1   Impact of Event.   Notwithstanding any other provision of the Plan to the contrary and unless otherwise specifically provided in an Agreement, in the event of a Change in Control:

(1)   any Stock Options and Stock Appreciation Rights outstanding as of the date of such Change in Control shall become fully vested and exercisable to the full extent of the original grant;

(2)   the restrictions applicable to any Restricted Stock Awards shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant; and

(3)   any Performance Goal or other condition with respect to any Performance Shares and Performance Units shall be deemed to have been satisfied in full at target value, and such Award shall be fully distributable within thirty days following the change in control.

11.2   Additional Discretion.   The Committee shall have full discretion, notwithstanding anything herein or in an Agreement to the contrary, with respect to an outstanding Award upon a Change in Control to provide that the securities of another entity be substituted hereunder for the Stock and to make equitable adjustment with respect thereto.

ARTICLE XII

PROVISIONS APPLICABLE TO SHARES ACQUIRED UNDER THIS PLAN

12.1   No Company Obligation.   Except to the extent specifically required by applicable securities laws, none of the Company, an Affiliate or the Committee shall have any duty or obligation to affirmatively disclose material information to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of any material information regarding the Company or any Affiliate at any time prior to, upon, or in connection with receipt or the exercise or distribution of an Award. The Company makes no representation or warranty as to the future value of the Stock issued or acquired in accordance with the provisions of the Plan.

ARTICLE XIII

MISCELLANEOUS

13.1   Amendments and Termination.   The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under an Award theretofore granted without the Participant’s consent. Notwithstanding the immediately preceding sentence, an amendment may be made without a Participant’s consent to (a) cause the Plan or an Award to comply with applicable law (including, but not limited to, any changes needed to avoid taxation of an Award as a “nonqualified deferred compensation plan” under Code Section 409A) or (b) permit the Company or an Affiliate a tax deduction under applicable law. The Committee may amend, alter or discontinue the terms of any Award theretofore granted, prospectively or retroactively, on the same conditions and limitations (and exceptions to limitations) as apply to the Board, and further subject to any approval or limitations the Board may impose. Notwithstanding the foregoing, any amendments to the Plan shall require shareholder approval to the extent required by Federal or state law or any regulations or rules promulgated thereunder or the rules of the national securities exchange or market on which shares of Stock are listed.

13.2   Unfunded Status of Plan.   It is intended that the Plan be an “unfunded” plan for incentive compensation. The Company may create trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan and all property held thereunder and income thereon shall remain solely the property and rights of the Company (without being restricted to satisfying the obligations created under the Plan) and shall be subject to the claims of the Company’s general creditors. The Company’s obligations created under the Plan shall constitute a general, unsecured obligation, payable solely out of its general assets.

13.3   Provisions Relating to Internal Revenue Code Section 162(m).   To the extent that Section 162(m) of the Code applies with respect to Awards to Covered Employees under the Plan, the Plan shall be administered, and the provisions of the Plan shall be interpreted, in a manner consistent with Code Section 162(m). If any provision of the Plan or any Agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such applicable requirements. In addition, the following provisions shall apply to the Plan or an Award to the extent necessary to obtain a tax deduction for the Company or an Affiliate:

(1)   Not later than the date required or permitted for “qualified performance-based compensation” under Code Section 162(m), the Committee shall determine the Participants who are Covered Employees who will receive Awards that are intended as qualified performance-based compensation and the amount or method for determining the amount of such compensation.

(2)   During any three-consecutive calendar year period, the maximum number of shares of Stock for which Options and Stock Appreciation Rights, in the aggregate, may be granted to any Covered Employee shall not exceed 200,000 shares. For Performance Awards that are intended to constitute “performance-based compensation” (as that term is used in Code Section 162(m), no more than $500,000 may be subject to such Awards granted to any Covered Employee during any three-consecutive calendar year period. Further, for any Restricted Stock Awards that are intended to constitute performance-based compensation, no more than $500,000 may be subject to such Awards granted to any Covered Employee during any three-consecutive calendar year period. The limitations on Awards under this Section are subject to adjustment as provided in Section 4.5 to the extent that needed to obtain tax deductibility under Code Section 162(m).

(3)   Earning Performance Awards. Subject to the provisions of Section 13.3(4) below, payment with respect to Performance Awards for Covered Employees shall be a direct function of the extent to which the Company’s Performance Goals have been achieved. A Performance Award to a Participant who is a Covered Employee shall (unless the Committee determines otherwise) provide that in the event of the Participant’s Termination of Employment prior to the end of the Performance Period for any reason, such Award will be payable only (a) if the applicable Performance Goals are achieved and (b) to the extent, if any, as the Committee shall determine.

(4)   Other Section 162(m) Provisions. In the manner required by Section 162(m) of the Code, the Committee shall, promptly after the date on which the necessary financial and other information for a particular Performance Period becomes available, certify the extent to which Performance Goals have been achieved with respect to any Performance Award or Restricted Stock Award intended to qualify as performance-based compensation under Section 162(m) of the Code. In addition, the Committee may, in its discretion, reduce or eliminate the amount of any Performance Award payable to any Participant, based on such factors as the Committee may deem relevant, but the Committee may not increase the amount of any Performance Award payable to any Participant above the amount established in accordance with the relevant Performance Goals with respect to any Performance Award intended to qualify as performance-based compensation.

13.4   Misconduct of a Participant.   Notwithstanding anything to the contrary in the Plan, the Committee, in its sole discretion, may establish procedures, at or before the time that an Award is granted (or, with the consent of the Participant, after such time), in the applicable Award Agreement or in a separate agreement, providing for the forfeiture or cancellation of such Award (whether vested or unvested), or the disgorgement of gains from the exercise, vesting or settlement of the Award, in each case to be applied if the Participant engages in conduct detrimental to the Company. For purposes of this Plan, conduct detrimental to the Company may include conduct that the Committee in its sole discretion determines (a) to be injurious or prejudicial to any interest of the Company or any of its Affiliates, or (b) to otherwise violate a policy, procedure or rule applicable to the Participant with respect to the Company or any of its subsidiaries, or if the Participant incurs a Termination of Employment for Cause.

13.5   No Additional Obligation.   Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting, other or additional compensation or benefit arrangements for its employees.

13.6   Withholding.   No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any federal, state, or local taxes of any kind (including any employment taxes) required by law to be withheld with respect to such income. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. Subject to approval by the

Committee, a Participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the required statutory minimum (but no more than such required minimum) with respect to the Company’s withholding obligation, or (ii) transferring to the Company shares of Stock owned by the Participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the required statutory minimum (but no more than such required minimum) with respect to the Company’s withholding obligation.

13.7   Controlling Law.   The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the state of Georgia (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law and to avoid liability to the Company, an Affiliate or a Participant. In the event of litigation arising in connection with actions under the Plan, the parties to such litigation shall submit to the jurisdiction of courts located in Fulton or Gwinett County, Georgia, or to the federal district court that encompasses said counties.

13.8   Offset.   Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any Award to be transferred to the Participant, and no Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

13.9   Nontransferability; Beneficiaries.   No Award or Stock subject to an Award shall be assignable or transferable by the Participant, otherwise than by will or the laws of descent and distribution or pursuant to a beneficiary designation, and Awards shall be exercisable during the Participant’s lifetime only by the Participant (or by the Participant’s Representative in the event of the Participant’s incapacity). Each Participant may designate a Beneficiary to exercise any Option or Stock Appreciation Right or receive any Award held by the Participant at the time of the Participant’s death or to be assigned any other Award outstanding at the time of the Participant’s death. No Award or Stock subject to an Award shall be subject to the debts of a Participant or Beneficiary or subject to attachment or execution or process in any court action or proceeding unless otherwise provided in this Plan. If a deceased Participant has named no Beneficiary, any Award held by the Participant at the time of death shall be transferred as provided in his or her will or by the laws of descent and distribution. Except in the case of the holder’s incapacity, only the holder may exercise an Option or Stock Appreciation Right.

13.10   No Rights with Respect to Continuance of Employment.   Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant’s employment or service as existed prior to the individual becoming a Participant in this Plan.

13.11   Awards in Substitution for Awards Granted by Other Corporations.   Awards may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other corporations who are about to become officers or employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or Affiliate of the share of the employing corporation, as the result of which it becomes an Affiliate. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted and to ensure that the requirements imposed under Code Sections 409A and 424 are met.

13.12   Delivery of Stock Certificates.   To the extent the Company uses certificates to represent shares of Stock, certificates to be delivered to Participants under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the Participant, at the Participant’s last known address on file with the Company. Any reference in this Section or elsewhere in the Plan or an Agreement to actual stock certificates and/or the delivery of actual stock certificates shall be deemed satisfied by the electronic record-keeping and electronic delivery of shares of Stock or other mechanism then utilized by the Company and its agents for reflecting ownership of such shares.

13.13   Indemnification.   To the maximum extent permitted under the Company’s Articles of Incorporation and by-laws, each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or by-laws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

13.14   Severability.   If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

13.15   Successors and Assigns.   This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.

13.16   Entire Agreement.   This Plan and the Agreements constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of this Plan shall control.

13.17   Term.   No Award shall be granted under the Plan after the tenth anniversary of the Effective Date.

13.18   Gender and Number.   Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

13.19   Headings.   The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

Appendix B

Immucor, Inc. Audit Committee

Policy for Pre-Approval of Independent Registered Public Accounting Firm Services

Adopted November 9, 2004

Background

Under Section 202 of the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee is required to pre-approve the audit and non-audit services performed by the Company’s independent auditor (the “Independent Auditor”), and any other audit services provided to the Company to assure that the provision of such services does not impair the auditor’s independence. In accordance with the Act and the final rules promulgated by the Securities and Exchange Commission under the Act, the Audit Committee adopts the following pre-approval policy (the “Policy”).

The general standard underlying this Policy shall be that an auditor shall not be deemed independent if the Audit Committee determines that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that the auditor is not capable of exercising objective and impartial judgment on all issues encompassed within the auditor’s engagement. In determining whether a service is permitted under this Policy, the Audit Committee will consider all relevant circumstances, including whether the provision of the service (a) creates a mutual or conflicting interest between the auditor and the Company: (b) places the auditor in a position of auditing its own work; (c) results in the auditor acting as management or an employee of the Company; or (d) places the auditor in a position of being an advocate for the Company.

Pre-Approval Requirements

Any service to be provided by the Independent Auditor, including audit related and non-audit services to be provided by the Independent Auditor, must be pre-approved in accordance with this Policy. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditor to the Company and its subsidiaries and the related estimated costs.

Any audit service provided by any firm other than the Independent Auditor must also be pre-approved in accordance with this Policy. This requirement applies to statutory auditors for foreign subsidiaries of the Company. Fees for services for foreign subsidiaries of the Company may be denominated in U.S. dollars but paid in another currency and may be subject to foreign exchange rate fluctuations. Variances from estimated amounts arising as a result of changes in foreign currency exchange rates from the time of preparation of the relevant approval request will not be considered to be variances from the budgeted amount and payment of the related invoices will not require a subsequent approval.

Pre-Approval Procedures

Appendix A attached hereto sets forth specific services that the Audit Committee may engage the Independent Auditor to undertake in addition to the annual audit services engagement (“permitted services”). The Audit Committee will revise the list of permitted services from time to time; provided however, the Audit Committee shall not add any non-audit services that would disqualify the Independent Auditor as being independent under Rule 2-01 of Regulation S-X.

The Audit Committee shall review and pre-approve the annual services engagement. In addition, the Audit Committee may pre-approve other services from the list of specific permitted services, and estimated costs for each such services, prior to the provision of such services or incurring fees for such services or incurring fees for such services. Any proposed services exceeding pre-approved amount after the engagement has commenced by the greater of $10,000 or 5 percent of the pre-approved amount will require additional pre-approval in accordance with the Policy prior to the provision of such services. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters. The term of any pre-approval will be for a designated fiscal year, unless the Audit Committee specifically provided for a different period.

Any service that is not pre-approved shall be approved on a case-by-case basis by the Audit Committee or the Chair of the Audit Committee (the “Chair”) prior to the provision of such services or incurring fees for such services. Any such pre-approval by the Chair shall be disclosed to the full Audit Committee at its next meeting.

When the Audit Committee or the Chair pre-approves a service provided by the Independent Auditor or an audit service provided by another firm, the description of the service must be detailed as to the particular services to be provided and must be accompanied by detailed backup documentation regarding the specific services to be provided, including estimated costs. In addition, the description of the service must be sufficient to ensure that the Audit Committee knows precisely what services it is being asked to pre-approve so that it can make a well-reasoned assessment of the impact of the service on the auditor’s independence. The Independent Auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the Independent Auditor in accordance with this Policy, and the fees for the services performed to date.

Notification of Failure to Obtain Pre-Approval

Promptly after discovering that services were provided in violation of the Policy, the Company’s Chief Financial Officer shall notify the Chair and the Company shall disclose the violation to the full Audit Committee at its next meeting.

Delegation

Pre-approval authority has been delegated to the Chair, provided that if the Chair exercises pre-approval authority under this Policy, he or she shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the Independent Auditor to management.

De Minimis Exception

The pre-approval requirements for the provision of services other than audit, review or attest services by the Independent Auditor are waived under this Policy if;

(1)   The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the Company to the Independent Auditor during the fiscal year in which the services are provided; provided however, that in no event shall such aggregate amount exceed more than $25,000;

(2)   Such services were not recognized by the Company at the time of engagement to be non-audit services.

(3)   Such services are promptly brought to the attention of the Audit Committee and approved prior to completion of the service in accordance with this Policy; and

(4)   The services provided are contemplated in Appendix B-1.

Permitted Services by Independent Auditor

•  Financial statement audits of employee benefits plans.

•  Work associated with registration statements under the Securities Act of 1933 (i.e., post-report review procedures, comfort letters or consents).

•  Statutory or other financial audit work, or audit work with respect to compliance with requirements imposed by applicable regulatory agencies, required for non-U.S. subsidiaries or affiliates that is not required for the Securities Exchange Act if 1943 audit.

•  Attest services through which procedures are performed to verify compliance with contractual commitments and/or assertions made by suppliers and/or customers of the Company or Company personnel.

•  Advice, consultation and research tools as to proposed or newly adopted accounting and auditing standards and interpretations, and as to financial accounting and disclosure requirements imposed by Securities and Exchange Commission and other regulatory agencies and professional standard setters.

•  Technical training classes offered by the Independent Auditor to the general public or all audit clients of the Independent Auditor.

•  Assistance and consultation as to questions, comments or inquiries made by the SEC or other regulatory agencies.

•  Services associated with periodic reports and other documents filed with the SEC by the Company or a Company benefit plan or other documents issued in connection with securities offerings.

•  Due-diligence work for potential acquisitions or disposals, which will specifically entail financial, accounting, and tax procedures relating to the parties to the contemplated transaction and performance of audit and/or review procedures as of closing date of the transaction. Such work will not include preparing valuation, financial models or “fairness opinions,” actuarial reports or any other services prohibited by applicable rules or regulations.

•  Assistance to the Company with understanding its internal control review and reporting obligations, not including the performance of any management review or the preparations of internal control documentation.

Appendix C

REVOCABLE PROXY

Annual Meeting of Shareholders of Immucor, Inc. to be held November 16, 2005

The undersigned shareholder(s) of Immucor, Inc. (the “Company”) hereby appoints, constitutes and nominates Edward L. Gallup and Ralph A. Eatz, and each of them, the attorney, agent and proxy of the undersigned, with individual power of substitution, as proxies to appear and vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, November 16, 2005, at 1:30 p.m., local time, at the Atlanta Marriott Norcross, 475 Technology Parkway, Norcross, Georgia 30092, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1.     ELECTION OF DIRECTORS.   To elect the following seven people as directors as follows: Roswell S. Bowers, Dr. Gioacchino De Chirico, Ralph A. Eatz, Edward L. Gallup, John A. Harris, Hiroshi Hoketsu, and Joseph E. Rosen to serve until the next annual meeting and until their successors are duly elected and qualified.

[ ] For All Nominees	[ ] For All Except	[ ] Against All Nominees

(Instructions: To withhold authority to vote for any nominee, mark the “For All Except” box and strike a line through the nominee’s name in the list provided above. Any proxy card executed in such a manner as to not withhold authority to vote for the election of any nominee shall be deemed to grant authority to vote “For” such nominee.)

2.     APPROVAL OF 2005 LONG-TERM INCENTIVE PLAN:   To approve the Immucor, Inc. 2005 Long-Term Incentive Plan.

[ ] For	[ ] Against	[ ] Abstain

3.     AMENDMENT TO THE ARTICLES OF INCORPORATION:   To approve the proposed amendment to the Company’s Articles of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue from 60,000,000 to 120,000,000.

[ ] For	[ ] Against	[ ] Abstain

4.     In their discretion, upon such other matters as may properly come before the Annual Meeting of Shareholders or any adjournments or postponements thereof.

[ ] For	[ ] Against	[ ] Abstain

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE DIRECTORS PRESENT AT THE MEETING.

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS USE.   Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force or effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual meeting of Shareholders, or by the filing of a properly completed proxy that is later dated, prior to a vote being taken on a particular proposal at the Meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated September 28, 2005.

Dated: , 2005	[ ]	Check Box if You Plan
to Attend Meeting

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this card. When joint tenants hold shares, both should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

To vote in accordance with the Board of Director recommendations, just sign and date this proxy; no boxes need to be checked.

Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

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